                                                                     EXHIBIT 4.3

================================================================================


                                    INDENTURE

                                     BETWEEN

                          ALLSTATE LIFE GLOBAL FUNDING

                                       AND

                         BANK ONE, NATIONAL ASSOCIATION

                               DATED AS OF -, 2002


================================================================================

                                TABLE OF CONTENTS

                                                                                                        PAGE
                                    ARTICLE 1
                                   DEFINITIONS

   SECTION 1.1     CERTAIN TERMS DEFINED..................................................................1
   SECTION 1.2     INTERPRETATION........................................................................10

                                    ARTICLE 2
                                    THE NOTES

   SECTION 2.1     AMOUNT UNLIMITED......................................................................10
   SECTION 2.2     TITLE AND TERMS; NOTE CERTIFICATES....................................................10
   SECTION 2.3     FORMS GENERALLY.......................................................................13
   SECTION 2.4     CURRENCY; DENOMINATIONS...............................................................13
   SECTION 2.5     EXECUTION, AUTHENTICATION, DELIVERY AND DATE..........................................14
   SECTION 2.6     REGISTRATION, TRANSFER AND EXCHANGE...................................................15
   SECTION 2.7     MUTILATED, DESTROYED, LOST OR STOLEN NOTE CERTIFICATES................................17
   SECTION 2.8     INTEREST RECORD DATES.................................................................18
   SECTION 2.9     CANCELLATION..........................................................................18
   SECTION 2.10    GLOBAL SECURITIES.....................................................................19
   SECTION 2.11    WITHHOLDING TAX.......................................................................20
   SECTION 2.12    TAX TREATMENT.........................................................................21

                                    ARTICLE 3
          REDEMPTION, REPAYMENT AND REPURCHASE OF NOTES; SINKING FUNDS

   SECTION 3.1     REDEMPTION OF NOTES...................................................................21
   SECTION 3.2     REPAYMENT AT THE OPTION OF THE HOLDER.................................................25
   SECTION 3.3     REPURCHASE OF NOTES...................................................................26
   SECTION 3.4     SINKING FUNDS.........................................................................26

                                    ARTICLE 4
            PAYMENTS; PAYING AGENTS AND CALCULATION AGENT; COVENANTS

   SECTION 4.1     PAYMENT OF PRINCIPAL AND INTEREST.....................................................26
   SECTION 4.2     OFFICES FOR PAYMENTS, ETC.............................................................29
   SECTION 4.3     PAYMENT DATE NOT A BUSINESS DAY.......................................................29
   SECTION 4.4     APPOINTMENT TO FILL A VACANCY IN OFFICE OF INDENTURE TRUSTEE..........................30
   SECTION 4.5     PAYING AGENTS.........................................................................30
   SECTION 4.6     CALCULATION AGENT.....................................................................33
   SECTION 4.7     CERTIFICATE TO INDENTURE TRUSTEE......................................................36
   SECTION 4.8     NEGATIVE COVENANTS....................................................................36
   SECTION 4.9     ADDITIONAL AMOUNTS....................................................................38

                                    ARTICLE 5
        REMEDIES OF THE INDENTURE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

   SECTION 5.1     EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT.................40
   SECTION 5.2     COLLECTION OF INDEBTEDNESS BY INDENTURE TRUSTEE; INDENTURE TRUSTEE MAY PROVE DEBT.....43
   SECTION 5.3     APPLICATION OF PROCEEDS...............................................................46
   SECTION 5.4     SUITS FOR ENFORCEMENT.................................................................47
   SECTION 5.5     RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS...................................47
   SECTION 5.6     LIMITATIONS ON SUITS BY HOLDERS.......................................................47
   SECTION 5.7     POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT...............48
   SECTION 5.8     CONTROL BY THE HOLDERS................................................................49
   SECTION 5.9     WAIVER OF PAST DEFAULTS...............................................................49

                                    ARTICLE 6
                              THE INDENTURE TRUSTEE

   SECTION 6.1     CERTAIN DUTIES AND RESPONSIBILITIES...................................................50
   SECTION 6.2     CERTAIN RIGHTS OF THE INDENTURE TRUSTEE...............................................51
   SECTION 6.3     NOT RESPONSIBLE FOR RECITALS, VALIDITY OF THE NOTES OR APPLICATION OF THE PROCEEDS....52
   SECTION 6.4     MAY HOLD NOTES; COLLECTIONS, ETC......................................................52
   SECTION 6.5     FUNDS HELD BY INDENTURE TRUSTEE.......................................................53
   SECTION 6.6     COMPENSATION; REIMBURSEMENT; INDEMNIFICATION..........................................53
   SECTION 6.7     CORPORATE TRUSTEE REQUIRED; ELIGIBILITY...............................................54
   SECTION 6.8     RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE.............................54
   SECTION 6.9     ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE........................................56
   SECTION 6.10    MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF INDENTURE TRUSTEE......57
   SECTION 6.11    LIMITATIONS ON RIGHTS OF INDENTURE TRUSTEE AS CREDITOR................................57

                                    ARTICLE 7
            HOLDERS LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

   SECTION 7.1     ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF HOLDERS....................58
   SECTION 7.2     PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.................................58
   SECTION 7.3     REPORTS BY INDENTURE TRUSTEE..........................................................58
   SECTION 7.4     REPORTS BY ISSUER.....................................................................59

                                    ARTICLE 8
                             CONCERNING EACH HOLDER

   SECTION 8.1     EVIDENCE OF ACTION TAKEN BY A HOLDER..................................................60
   SECTION 8.2     PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF NOTES.............................61

   SECTION 8.3     VOTING RECORD DATE....................................................................61
   SECTION 8.4     PERSONS DEEMED TO BE OWNERS...........................................................61
   SECTION 8.5     NOTES OWNED BY ISSUER DEEMED NOT OUTSTANDING..........................................61
   SECTION 8.6     RIGHT OF REVOCATION OF ACTION TAKEN; BINDING EFFECT OF ACTIONS BY HOLDERS.............62

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

   SECTION 9.1     SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS....................................63
   SECTION 9.2     SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.......................................64
   SECTION 9.3     COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURE.................65
   SECTION 9.4     DOCUMENTS TO BE GIVEN TO INDENTURE TRUSTEE............................................65
   SECTION 9.5     NOTATION ON NOTE CERTIFICATES IN RESPECT OF SUPPLEMENTAL INDENTURES...................65

                                   ARTICLE 10
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

   SECTION 10.1    ISSUER MAY NOT MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY............................66

                                   ARTICLE 11
            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED FUNDS

   SECTION 11.1    SATISFACTION AND DISCHARGE OF INDENTURE...............................................66
   SECTION 11.2    APPLICATION BY INDENTURE TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF NOTES..............67
   SECTION 11.3    REPAYMENT OF FUNDS HELD BY PAYING AGENT...............................................67
   SECTION 11.4    RETURN OF FUNDS HELD BY INDENTURE TRUSTEE AND PAYING AGENT............................67

                                   ARTICLE 12
                          MEETINGS OF HOLDERS OF NOTES

   SECTION 12.1    PURPOSES FOR WHICH MEETINGS MAY BE CALLED.............................................68
   SECTION 12.2    CALL, NOTICE AND PLACE OF MEETINGS....................................................68
   SECTION 12.3    PERSONS ENTITLED TO VOTE AT MEETINGS..................................................68
   SECTION 12.4    QUORUM; ACTION........................................................................69
   SECTION 12.5    DETERMINATION OF VOTING RIGHTS; CONDUCT OF ADJOURNMENT OF MEETINGS....................70
   SECTION 12.6    COUNTING VOTES AND RECORDING ACTION OF MEETINGS.......................................71

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

   SECTION 13.1    NO RECOURSE...........................................................................71
   SECTION 13.2    PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND HOLDERS...................72
   SECTION 13.3    SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY INDENTURE...................................72

   SECTION 13.4    NOTICES AND DEMANDS ON ISSUER, INDENTURE TRUSTEE AND ANY HOLDER.......................72
   SECTION 13.5    ISSUER'S CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN.....73
   SECTION 13.6    GOVERNING LAW.........................................................................74
   SECTION 13.7    COUNTERPARTS..........................................................................75
   SECTION 13.8    CONCERNING THE DELAWARE TRUSTEE.......................................................75
   SECTION 13.9    EFFECT OF HEADINGS....................................................................75
   SECTION 13.10   TRUST INDENTURE ACT TO CONTROL........................................................75
   SECTION 13.11   JUDGMENT CURRENCY.....................................................................75

                                   ARTICLE 14
                                SECURITY INTEREST

   SECTION 14.1    SECURITY INTEREST.....................................................................76
   SECTION 14.2    REPRESENTATIONS AND WARRANTIES........................................................77
   SECTION 14.3    FURTHER ASSURANCES; COVENANTS.........................................................78
   SECTION 14.4    GENERAL AUTHORITY.....................................................................79
   SECTION 14.5    REMEDIES UPON EVENT OF DEFAULT........................................................80
   SECTION 14.6    LIMITATION ON DUTIES OF INDENTURE TRUSTEE WITH RESPECT TO COLLATERAL..................81
   SECTION 14.7    CONCERNING THE INDENTURE TRUSTEE......................................................81
   SECTION 14.8    TERMINATION OF SECURITY INTEREST......................................................81

EXHIBIT A-1 FORM OF GLOBAL SECURITY
EXHIBIT A-2 FORM OF DEFINITIVE SECURITY

                              RECONCILIATION TABLE

Trust Indenture Act Section                                                               Indenture Section
Section 310(a)(1).......................................................................................6.7
 (a)(2).................................................................................................6.7
 (b)....................................................................................................6.8
Section 311(a).........................................................................................6.12
Section 312(a)..........................................................................................7.1
 (b)....................................................................................................7.2
 (c)....................................................................................................7.2
Section 313(a).......................................................................................7.3(c)
 (b)(2).................................................................................................7.3
 (c)....................................................................................................7.3
 (d)....................................................................................................7.3
Section 314(a)..........................................................................................7.4
 (b)....................................................................................................7.3
 (c)(1).............................................................................................13.5(a)
 (c)(2).............................................................................................13.5(a)
 (e)................................................................................................13.5(b)
 (f)................................................................................................13.5(a)
Section 316(a) (last sentence) .........................................................................8.5
 (a)(1)(A)..............................................................................................5.8
 (a)(1)(B)..............................................................................................5.9
 (b)....................................................................................................5.6
Section 317(a)(1)....................................................................................5.2(c)
 (a)(2)..............................................................................................5.2(c)
 (b).................................................................................................4.5(a)
Section 318(a)........................................................................................13.10

    This reconciliation table shall not be deemed to be part of the Indenture for any purpose.

          THIS INDENTURE, dated as of -, 2002 between Allstate Life Global Funding, a statutory trust organized in series under the laws of the State of Delaware and acting hereunder with respect to each series of the Trust (the "ISSUER"), and Bank One, National Association, as indenture trustee (the "INDENTURE TRUSTEE"),

                              W I T N E S S E T H :

          WHEREAS, the Issuer has duly authorized the issue from time to time of senior secured notes to be issued in one or more series (the "NOTES") up to the principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

          WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms, have been done;

          NOW, THEREFORE, in consideration of the premises and the purchases of the Notes by each Holder thereof, the Issuer and the Indenture Trustee mutually covenant and agree for the equal and proportionate benefit of each Holder from time to time of the Notes as follows:

                                    ARTICLE 1
                                   DEFINITIONS

          SECTION 1.1 CERTAIN TERMS DEFINED. The following terms shall have the meanings specified in this Section for all purposes of this Indenture and the Notes, unless otherwise expressly provided. All other terms used in this Indenture which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act shall have the meanings (except as herein otherwise expressly provided or unless the context otherwise clearly requires) assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of this Indenture as originally executed.

          "ADDITIONAL AMOUNTS" means any additional amounts which may be required by any Notes of a series, under circumstances specified in a Note Certificate or Supplemental Indenture for such series, to be paid by the Issuer in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

          "ADMINISTRATIVE AGREEMENT" means that certain administrative services agreement dated as of June 24, 2002 by and between the Issuer and the Administrator, as the same may be amended, modified, restated, supplemental and/or replaced from time to time.

          "ADMINISTRATOR" means AMACAR Pacific Corp., a Delaware corporation, in its capacity as the sole administrator of the Issuer generally and with respect to each series of the Issuer, and its permitted successors and assigns.

          "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person and, in the case of an individual, any spouse or other member of that individual's immediate family. For the purposes of this definition, "control" (including with correlative meanings, the terms

"controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "AGENT" has the meaning ascribed in the relevant Distribution
Agreement.

          "BOOK-ENTRY NOTE" means a Note the registered ownership of which is represented by a Global Security.

          "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to Foreign Currency Notes, the day must also not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country issuing the Specified Currency (or, if the Specified Currency is Euro, the day must also be a day on which the Target System is open); provided, further, that, with respect to Notes as to which LIBOR is an applicable Interest Rate Basis, the day must also be a London Banking Day (as defined below).

          "CALCULATION AGENT" means the Indenture Trustee in its capacity as calculation agent and its successors, and each other Person specified as calculation agent with respect to any Notes in an applicable Note Certificate or Supplemental Indenture.

          "CERTIFICATED NOTE" means a Note represented by a Definitive Security.

          "CLEARING CORPORATION" means, with respect to any series of Notes, DTC, or any other clearing system specified in each applicable Note Certificate or Supplemental Indenture and their respective successors and "CLEARING CORPORATIONS" means all of the foregoing.

          "CODE" means the United States Internal Revenue Code of 1986, as amended, including any successor statutes and any applicable rules, regulations, notices or orders promulgated thereunder.

          "COLLATERAL" means, with respect to any series of Notes, (i) each Funding Agreement from time to time issued by the Funding Agreement Provider and securing such series of Notes, whether owned at the time of issuance of such series of Notes or thereafter acquired by the Issuer, including all benefits, rights, privileges and options thereunder, (ii) any other collateral specified in the applicable Note Certificate or Supplemental Indenture, (iii) all Proceeds in respect of each such Funding Agreement, and (iv) all books and records (including without limitation, computer programs, printouts and other computer materials and files) of the Issuer pertaining to the foregoing, as described in each Note Certificate or Supplemental Indenture with respect to such series of Notes.

          "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "CORPORATE TRUST OFFICE" means the office of the Indenture Trustee at which this Indenture shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 1 Bank One Plaza, Suite IL1-0823, Chicago, Illinois 60670-0823, except that for the purposes of Section 4.1(f) it shall be 55 Water Street, 1st Floor, Jeannette Park Entrance, New York, New York 10041.

          "DEBT" of any Person means, at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all contingent and non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument, (vi) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vii) all Guarantees by such Person of Debt of another Person (each such Guarantee to constitute Debt in an amount equal to the amount of such other Person's Debt Guaranteed thereby).

          "DEFAULTED INTEREST" has the meaning specified in Section 2.8(b).

          "DEFINITIVE SECURITY" means any Note Certificate which is not a Global Security.

          "DELAWARE TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation not in its individual capacity but solely as trustee and its successors.

          "DEPOSIT" has the meaning ascribed in the Trust Agreement.

          "DEPOSITARY" shall mean, with respect to the Notes of any series represented by one or more Global Securities, the Clearing Corporation or its agent or nominee designated as Depositary by the Company pursuant to Section
2.10 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "DEPOSITARY" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "DEPOSITARY" as used with respect to the Notes of any such series shall mean the Depositary with respect to the Notes of that series. Each Depositary must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

          "DISCOUNT" means, with respect to any Discount Notes, the difference between the Issue Price and the principal amount of such Discount Notes.

          "DISCOUNT NOTES" shall mean any Notes that have an Issue Price that is less than 100% of the principal amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity.

          "DISTRIBUTION AGREEMENT" means one or more distribution agreements entered into by and among the Issuer and each Agent named therein and subsequently added as a party to such agreement, as the same may be amended from time to time.

          "DTC" means The Depository Trust Company and its successors.

          "ENTITLEMENT HOLDER" means any Person in whose name Notes are credited to a securities account maintained in the name of such Person on the books and records of a Clearing Corporation or other Securities Intermediary.

          "EURO" means the currency introduced at the start of the third stage of the European economic and monetary union pursuant to the treaty establishing the European Community, as amended by the Treaty on European Union.

          "EVENT OF DEFAULT" means any event or condition specified as such in
Section 5.1 which shall have continued for the period of time, if any, therein designated.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXCHANGE EVENT" has the meaning set forth in Section 2.10(b).

          "EXCHANGE RATE AGENT" has the meaning set forth in Section 4.1(c).

          "FOREIGN CURRENCY NOTE" means a Note the Specified Currency of which is other than U.S. Dollars.

          "FUNDING AGREEMENT" means each funding agreement between the Funding Agreement Provider and Issuer issued from time to time by the Funding Agreement Provider up to the principal amount or amounts as may from time to time be authorized by the Funding Agreement Provider and subsequently assigned by the Issuer to the Indenture Trustee, as any of the same shall be amended from time to time.

          "FUNDING AGREEMENT PROVIDER" means Allstate Life Insurance Company, a life insurance company organized under the laws of the State of Illinois.

          "GLOBAL SECURITY" means a single Note Certificate deposited with the Depositary and registered in the name of a Clearing Corporation or its agent or nominee representing the entire issue of Book-Entry Notes of any series, or if the rules of the applicable Clearing Corporation or the applicable securities laws or regulations of any jurisdiction limit the maximum principal amount of Note Certificates, each of the minimum number of Note Certificates so deposited and registered that are required to comply with such laws, regulations and rules while representing in the aggregate the entire issue of Book-Entry Notes of any series.

          "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by virtue of an agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise), (ii) to reimburse a bank for amounts drawn under a letter of credit for the purpose of paying such Debt or (iii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); PROVIDED that the term "GUARANTEE" shall not include endorsements for collection or deposit in the ordinary course of business.

          The term "GUARANTEE" used as a verb has a corresponding meaning.

          "HOLDER" means, with respect to any Note, (i) any Person who has possession of the Note Certificate representing such Note if such Note is registered in the name of such Person in the applicable Note Register or (ii) if there is no such Person, any Person in whose name such Note is registered in the applicable Note Register.

          "INCORPORATED PROVISION" has the meaning set forth in Section 13.10.

          "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the terms of particular series of Notes established as contemplated hereby.

          "INDENTURE TRUSTEE" means the entity identified as "Indenture Trustee" in the first paragraph hereof and, subject to the provisions of Article 6, shall also include any successor Indenture Trustee.

          "INITIAL REDEMPTION DATE" means, with respect to any Note or portion thereof to be redeemed pursuant to Section 3.1(b), the date on or after which such Note or portion thereof may be redeemed as determined by or pursuant to this Indenture or an applicable Note Certificate of Supplemental Indenture.

          "INTEREST", (i) with respect to any Discount Note which by its terms bears interest only after maturity, means interest payable after maturity; and
(ii) with respect to any Note that is not a Discount Note, means interest on such Note.

          "INTEREST PAYMENT DATE" has the meaning specified in Section 2.8(a).

          "ISSUE PRICE" means, with respect to any Notes, the issue price of such Notes specified in each applicable Note Certificate or Supplemental Indenture.

          "ISSUER" means Allstate Life Global Funding, a statutory trust organized in series under the laws of the State of Delaware, and, subject to
Article 10 hereof, its successors and assigns.

          "ISSUER'S CERTIFICATE" means a certificate signed by the Administrator on behalf of the Issuer and delivered to the Indenture Trustee. Each such certificate shall include the statements provided for in Section 13.5.

          "LIBOR", with respect to a series of Notes, has the meaning ascribed in an applicable Note Certificate or Supplemental Indenture.

          "LIBOR CURRENCY" means the currency specified in an applicable Note Certificate or Supplemental Indenture as to which LIBOR shall be calculated or, if no currency is specified in the applicable Note Certificate or Supplemental Indenture, United States dollars.

          "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has substantially the same practical effect as a security interest, in respect of such asset. For purposes hereof, the Issuer shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "LONDON BANKING DAY" means a day on which commercial banks are open for business (including dealings in the LIBOR Currency) in London.

          "MARKET EXCHANGE RATE" for a Specified Currency other than United States dollars means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

          "MATURITY DATE" means, with respect to the principal (or any installment of principal) of a series of Notes, any date prior to the Stated Maturity Date on which such principal (or such installment of principal) of such series of Notes becomes due and payable whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of the Issuer, notice of the Holder's option to elect repayment or otherwise.

          "NONRECOURSE PARTIES" has the meaning set forth in Section 13.1.

          "NOTE" has the meaning stated in the first recital of this Indenture, each in an authorized denomination and represented individually or collectively by a Note Certificate authenticated and delivered under this Indenture.

          "NOTE CERTIFICATE" means a security certificate representing one or more Notes.

          "NOTE REGISTER" has the meaning set forth in Section 2.6(a).

          "OBLIGATIONS" means, with respect to a series of Notes, the obligations of the Issuer secured under such series of Notes and this Indenture, including (a) all principal of, any premium and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Issuer, whether or not allowed or allowable as a claim in any such proceeding) on, and any Additional Amounts with respect to, such series of Notes or pursuant to this Indenture, (b) all other amounts payable by the Issuer hereunder or under such series of Notes including all costs and expenses (including attorneys' fees) incurred by the Indenture Trustee or any Holder thereof in realizing on the Collateral to satisfy such obligations and (c) any renewals or extensions of the foregoing.

          "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer or the Indenture Trustee or who may be other counsel satisfactory to the Indenture Trustee. Each such opinion shall include the statements provided for in Section 13.5 hereof, if and to the extent required hereby.

          "OUTSTANDING", when used with reference to any series of Notes, shall, subject to the provisions of Section 8.5, mean, as of any particular time, all Notes represented by Note Certificates with respect to such series executed by the Issuer and authenticated and delivered by the Indenture Trustee under this Indenture, except (a) any Note represented by a Note Certificate theretofore cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation; (b) any Note as to which funds for the full payment or redemption of which in the necessary amount shall have been deposited in trust with the Indenture Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer (if the Issuer shall act as its own paying agent); PROVIDED that if such Note is to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Indenture Trustee shall have been made for giving such notice; and (c) any Note represented by a Note Certificate in substitution for which one or more other Note Certificates shall have been authenticated and delivered pursuant to the terms of Section 2.5 or which shall have been paid (unless proof satisfactory to the Indenture Trustee is presented that any of such Note is held by a Person in whose hands such Note is a legal, valid and binding obligation of the Issuer).

          "OWNER" shall, with respect to each Funding Agreement, have the meaning specified in such Funding Agreement.

          "PAYING AGENT" means the Indenture Trustee in its capacity as paying agent and its successors, and any other Person specified as paying agent with respect to any Notes in an applicable Note Certificate or Supplemental Indenture.

          "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, limited liability company, trust (including any beneficiary thereof), bank, trust company, land trust, trust or other organization, whether or not a legal entity, and any government or any agency or political subdivision thereof.

          "PLAN" means a pension, profit-sharing or other employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), an individual retirement account or a Keogh plan subject to Section 4975 of the Code.

          "PLAN ASSET ENTITY" means any entity whose underlying assets include "plan assets" by reason of any Plan's investment in the entity.

          "PRINCIPAL" (i) with respect to Discount Notes, means such amount as shall be due and payable as specified in the terms of the applicable Discount Notes; and (ii) with respect to any Note that is not a Discount Note, means the principal of such Note.

          "PRINCIPAL FINANCIAL CENTER" means, as applicable (i) the capital city of the country issuing the Specified Currency; or (ii) the capital city of the country to which the LIBOR Currency relates; provided, however, that with respect to United States dollars, Australian dollars, Canadian dollars, Portuguese escudos, South African and Swiss francs, the "Principal

Financial Center" shall be The City of New York, Sydney, Toronto, London (solely in the case of the LIBOR Currency), Johannesburg and Zurich, respectively.

          "PROCEEDS" means all of the proceeds of, and all other profits, products, rents, principal payments, interest payments or other receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition or maturity of, or other realization upon, a Funding Agreement, including without limitation all claims of the Issuer against third parties for loss of, damage to or destruction of, or for proceeds payable under, such Funding Agreement, in each case whether now existing or hereafter arising.

          "REDEMPTION DATE" means, with respect to any Note to be redeemed, pursuant to Section 3.1(b) or Section 3.1(c), the date of redemption of such Note specified in the relevant notice of redemption provided to the Indenture Trustee pursuant to Section 3.1(d).

          "REDEMPTION PRICE" means, with respect to any Note or portion thereof to be redeemed, pursuant to Section 3.1(b) or Section 3.1(c), the price for redemption of such Note or portion thereof as determined by or pursuant to this Indenture or an applicable Note Certificate or Supplemental Indenture.

          "REGISTRAR" has the meaning specified in Section 2.6(a).

          "REGULAR INTEREST RECORD DATE" has the meaning set forth in Section
2.8.

          "REPAYMENT DATE" means, with respect to any Note or portion thereof to be repaid pursuant to Section 3.2, the date for the repayment of such Note or portion thereof as determined by or pursuant to this Indenture or an applicable Note Certificate or Supplemental Indenture.

          "REPAYMENT PRICE" means, with respect to any Note or portion thereof to be repaid pursuant to Section 3.2, the price for repayment of such Note or portion thereof as determined by, or pursuant to, this Indenture or an applicable Note Certificate or Supplemental Indenture.

          "RESPONSIBLE OFFICER" when used with respect to any Person means the chairman of the board of directors or any vice chairman of the board of directors or the president or any vice president (whether or not designated by a number or numbers or a word or words added before or after the title "vice president") of such Person. With respect to the Issuer, Responsible Officer means any Responsible Officer (as defined in the preceding sentence) plus any assistant secretary and any financial services officer of the Delaware Trustee or Administrator, and with respect to the Indenture Trustee, Responsible Officer means any Responsible Officer (as defined in the first sentence of this definition) plus the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the cashier, the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant vice president, any assistant cashier, any assistant secretary, any assistant treasurer, or any other authorized officer of the Indenture Trustee customarily performing functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITIES INTERMEDIARY" means any Person, including any Clearing Corporation, bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

          "SECURITY INTEREST" has the meaning set forth in Section 14.1.

          "SERIES BENEFICIAL OWNER" means with respect to a series of Notes of the Issuer, the sole beneficial owner of such series of the Issuer as defined and used in Sections 3801(b) and 3806(b)(2) of the Delaware Statutory Trust Act, and its successors.

          "SPECIAL INTEREST RECORD DATE" has the meaning set forth in Section 2.8(b).

          "SPECIFIED CURRENCY" has the meaning specified in Section 2.4.

          "STATED MATURITY DATE," means with respect to any Note, any installment of principal thereof, or interest thereon, any premium thereon or any Additional Amounts with respect thereto, the date established by or pursuant to this Indenture or an applicable Note Certificate or Supplemental Indenture as the date on which the principal of such Note or such installment of principal or interest or such premium is, or such Additional Amounts are, due and payable.

          "SUPPLEMENTAL INDENTURE" has the meaning specified in Section 9.1.

          "SUPPORT AND EXPENSES AGREEMENT" means that certain support and expenses agreement dated as of June 24, 2002, by and between the Funding Agreement Provider and the Issuer, as the same may be amended from time to time.

          "TARGET SYSTEM" means the Trans-European Automated Real Time Gross Settlement Express Transfer (TARGET) System.

          "TAX EVENT" has the meaning specified in Section 3.1(c).

          "TRUST AGREEMENT" means that certain Trust Agreement dated as of June 24, 2002 declaring and establishing the Issuer, by and between the Trust Beneficial Owner and the Delaware Trustee, as amended by the Amended and Restated Trust Agreement dated -, as the same may be amended, modified, restated, supplemented and/or replaced from time to time.

          "TRUST BENEFICIAL OWNER" means AMACAR Pacific Corp., a Delaware corporation, in its capacity as the sole beneficial owner of the Trust and its successors.

          "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, as amended.

          "UCC" means, with respect to any applicable jurisdiction, the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

          "UNITED STATES", except as otherwise provided in or pursuant to this Indenture or any Note Certificate, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

          "UNITED STATES DOLLARS", "U.S. DOLLARS" or "$" means lawful currency of the United States.

          SECTION 1.2 INTERPRETATION. For all purposes of this Indenture except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

          (b) all accounting terms used and not expressly defined herein shall have the meanings given to them in accordance with United States generally accepted accounting principles, and the term "generally accepted accounting principles" shall mean such accounting principles which are generally accepted at the date or time of any computation or at the date hereof;

          (c) references to Exhibits, Articles, Sections, paragraphs, subparagraphs and clauses shall be construed as references to the Exhibits, Articles, Sections, paragraphs, subparagraphs and clauses of this Indenture;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (e) the words "include", "includes" and "including" shall be construed to be followed by the words "without limitation"; and

          (f) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting this Indenture or the intent of the parties hereto.

                                    ARTICLE 2
                                    THE NOTES

          SECTION 2.1 AMOUNT UNLIMITED. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited.

          SECTION 2.2   TITLE AND TERMS; NOTE CERTIFICATES.

          (a) The Notes may be issued in one or more series, each as set forth in a Note Certificate. Each such Note Certificate shall set forth:

               (i) the title of the Notes of the series (which shall distinguish the Notes of the series from all other Notes);

               (ii) any limit on the aggregate principal amount of the Notes of the series that may be issued under this Indenture (except for any Notes of the series represented by any Note Certificates authenticated and delivered upon registration of transfer of any Notes, or in exchange for, or in lieu of, other Note Certificates, pursuant to Sections 2.6, 2.7, 2.10 or 9.5);

               (iii) if such Notes are to be issued as Book-Entry Notes represented by one or more Global Securities, when any of such Notes are to be issued as Book-Entry Notes and (A) whether such Book-Entry Notes may be exchanged for Certificated Notes of the same series and of like tenor and of any authorized form and denomination, and the circumstances under which any such exchanges may occur, if other than in the manner specified in Section 2.10, (B) the name of the Depositary with respect to any Global Security and (C) the name of the applicable Clearing Corporation, if other than DTC;

               (iv) the date or dates on which the principal of the Notes of the series is payable, including pursuant to the exercise of any right or obligation of redemption or repayment;

               (v) the rate or rates at which the Notes of the series shall bear interest, if any, or the method by which such rate shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of the Holder or Holders to whom interest is payable; and if the Notes of the series provide for Additional Amounts, the method by which such Additional Amounts are determined and paid;

               (vi) the place or places where the principal of, any premium and interest on, and any Additional Amounts with respect to, Notes of the series shall be payable, where any Note Certificates representing Notes of such series may be surrendered for registration of transfer of any such Notes, where any of such Note Certificates may be surrendered for exchange and where notices or demands to or upon the Issuer in respect of such Notes and this Indenture may be served (in each case, if other than as provided in Section 4.2);

               (vii) the right, if any, of the Issuer to redeem Notes, in whole or part, at its option and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Notes of the series may be redeemed pursuant to any sinking fund or otherwise;

               (viii) the right or obligation, if any, of the Issuer to redeem, purchase or repay Notes of the series at the option of the Issuer, or pursuant to Tax Event, any mandatory redemption sinking fund or analogous provisions, or at the option of a Holder thereof or otherwise and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Notes of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

               (ix) the authorized denominations in which the Notes of the series shall be issuable, if other than $1,000 and integral multiples of $1,000;

               (x) the currency in which payment of the principal of, interest and premium on, and Additional Amounts with respect to, any of such Notes shall be payable, if other than U.S. dollars;

               (xi) whether the amount of payments of principal of, premium and interest on, and Additional Amounts with respect to, such Notes may be determined with reference to an index, formula or other method or methods and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined and paid or payable;

               (xii) if the Notes are to be listed on one or more stock exchanges, the name or names of such exchanges;

               (xiii) if other than the principal amount thereof, the portion of the principal amount of the Notes of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.1 or provable in bankruptcy pursuant to Section 5.2;

               (xiv) a description of the Collateral securing the Obligations with respect to the Notes of such series;

               (xv) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture); and

               (xvi) any trustees, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Notes of such series (in each case, if other than as provided in this Indenture).

          (b) All Notes of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in each applicable Note Certificate or pursuant to an applicable Supplemental Indenture.

          (c) The Issuer may, within six months following the issue of a series of Notes and without the consent of any Holder, issue additional Notes with the same terms as previously issued Notes (other than the date of issuance, the denomination sizes, the interest commencement date and the offering price) that will form a single series with the previously issued Notes; PROVIDED, HOWEVER, prior to or simultaneously with the issuance of any such additional Notes, the Funding Agreement Provider has issued or will simultaneously issue one or more additional Funding Agreements to the Issuer to be part of the applicable series Collateral, with an aggregate principal amount equal to that of the additional Notes issued or to be issued.

          SECTION 2.3   FORMS GENERALLY.

          (a) Each Note Certificate, and each of the Indenture Trustee's certificates of authentication, shall be in a form not inconsistent with the provisions of this Indenture, including, without limitation, Exhibit A-1 and Exhibit A-2 or as established by any Supplemental Indenture. Any Note Certificate or certificate of authentication shall include such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or as may in the Issuer's judgment be necessary, appropriate or convenient to permit the Notes to be issued and sold, or to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the Responsible Officer of the Issuer executing such Note Certificates, with the approval of the Indenture Trustee, as evidenced by his or her execution thereof.

          (b) Note Certificates may be printed, lithographed, engraved, typewritten, photocopied or otherwise produced in any manner as the Responsible Officer of the Issuer executing such Notes may determine.

          (c) The terms and provisions contained in the Note Certificates and in any Supplemental Indenture shall constitute, and are hereby expressly made, a part of this Indenture and to the extent applicable the Issuer and the Indenture Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          SECTION 2.4   CURRENCY; DENOMINATIONS.

          (a) Unless otherwise specified in the Note Certificates or in any Supplemental Indenture for any series of Notes, Notes of such series will be denominated in, and payments of principal of, premium and interest on, and Additional Amounts in respect to, the Notes of such series will be made in, U.S. dollars. The currency in which a particular series of Notes is denominated (or, if such currency is no longer legal tender for the payment of public and private debts in the country issuing such currency or, in the case of Euro, in the member states of the European Union that have adopted the single currency in accordance with the Treaty establishing the European Community, as amended by the Treaty on European Union, such currency which is then such legal tender) is herein referred to as the "SPECIFIED CURRENCY" with respect to such series of Notes.

          (b) If the principal of or premium and interest on, and Additional Amounts with respect to, any Note is payable in a Specified Currency other than U.S. dollars which is not available due to the imposition of exchange controls or other circumstances beyond the control of the Issuer, the Issuer shall be entitled to satisfy its obligations to holders of the Notes by making such payment in U.S. dollars on the basis of the most recently available bid quotation determined on the applicable determination date related to such payment from a leading foreign exchange bank in London or New York City selected by the Paying Agent, for the purchase of U.S. dollars with the Specified Currency for settlement on such payment date of the aggregate amount of the Specified Currency payable to all holders of Notes denominated other than in U.S. dollars scheduled to receive U.S. Dollar payments.

          (c) Unless otherwise specified in the applicable Note Certificates or in a Supplemental Indenture, Notes of any series shall be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof or equivalent denominations in other currencies.

          (d) The Issuer may (if so specified in an applicable Note Certificate or Supplemental Indenture) without the consent of the Holder of any Note, redenominate all, but not less than all, of the Notes of any series on or after the date on which the member state of the European Union in whose national currency such Notes are denominated has become a participant member in the third stage of the European economic and monetary union as more fully set out in the applicable Note Certificate or Supplemental Indenture.

          (e) Unless otherwise specified in an applicable Note Certificate or Supplemental Indenture, the Issuer shall not sell Foreign Currency Notes in, or to residents of, the country issuing the Specified Currency.

          SECTION 2.5   EXECUTION, AUTHENTICATION, DELIVERY AND DATE.

          (a) Each Note Certificate shall be executed on behalf of the Issuer by any Responsible Officer of the Issuer. The signature of any Responsible Officer of the Issuer may be manual, in facsimile form, imprinted or otherwise reproduced and may, but need not, be attested.

          (b) Each Note Certificate bearing the signature of a Person who was at any time a Responsible Officer of the Issuer shall bind the Issuer, notwithstanding that such Person has ceased to hold such office prior to the authentication and delivery of such Note Certificate or did not hold such office at the date of such Note Certificate.

          (c) At any time, and from time to time, after the execution and delivery of this Indenture, the Issuer may deliver Note Certificates representing Notes of any series executed by or on behalf of the Issuer to the Indenture Trustee for authentication, and the Indenture Trustee shall thereupon authenticate and deliver such Note Certificates as provided in this Indenture and not otherwise.

          (d) The Indenture Trustee shall have the right to decline to authenticate and deliver any Note Certificates under this Section if the Indenture Trustee has obtained an Opinion of Counsel reasonably acceptable to the Issuer, to the effect that the issue of the Notes represented by such Note Certificates pursuant to this Indenture will adversely affect the Indenture Trustee's own rights, duties or immunities under this Indenture.

          (e) All Note Certificates shall be dated the date of their authentication.

          (f) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on the Note Certificate representing such Note a certificate of authentication substantially in the form attached as Exhibit B hereto executed by the Indenture Trustee by manual signature of one of its authorized signatories. Such certificate upon any Note Certificate shall be conclusive evidence, and the only evidence, that such Note Certificate has been duly authenticated and delivered hereunder.

          SECTION 2.6   REGISTRATION, TRANSFER AND EXCHANGE.

          (a) The Indenture Trustee will serve initially as registrar (in such capacity, and together with any successor registrar, the "REGISTRAR") for the Notes. In such capacity, with respect to each series of Notes, the Indenture Trustee will cause to be kept at the Corporate Trust Office of the Indenture Trustee a register (each, a "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Indenture Trustee will provide for the registration of the Notes of such series and of transfers of the Notes of such series. Each Note Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time.

          (b) Subject to Section 2.10, upon surrender of an applicable Note Certificate for registration of transfer of any Note represented thereby, together with the form of transfer endorsed thereon duly completed and executed, at the designated office of the Registrar or of any applicable transfer agent, each as provided in an applicable Note Certificate or Supplemental Indenture, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Note Certificates of the same series of any authorized denomination representing an aggregate principal amount of Notes equal to the aggregate principal amount of the Notes represented by such Note Certificate surrendered for registration of transfer.

          (c) Subject to Section 2.10, at the option of the applicable Holder, any Note Certificate may be exchanged for one or more new Note Certificates, and any two or more Note Certificates may be consolidated into and exchanged for a single Note Certificate or fewer than the number of Note Certificates duly presented for exchange, in each case representing one or more Notes of the same series in an equal aggregate principal amount of the Notes equal to the aggregate principal amount of the Notes represented by the Note Certificate or Note Certificates duly presented for exchange. Each Note Certificate to be exchanged shall be surrendered at the designated office of the Registrar or of any applicable transfer agent, each as provided in an applicable Note Certificate or Supplemental Indenture. Whenever any Note Certificate is so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Note Certificate or Note Certificates which the applicable Holder is entitled to receive, bearing numbers, letters or other designating marks not contemporaneously outstanding.

          (d) Each Note Certificate executed, authenticated and delivered upon any transfer or exchange shall be a valid obligation of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Note Certificates surrendered in connection with any such transfer or exchange. Upon surrender of an applicable Note Certificate transfer or exchange pursuant to this Section 2.6 each applicable new Note Certificate will, within three Business Days of the receipt of the applicable form of transfer or the applicable surrender, as the case may be, be delivered to the designated office of the Registrar or of any applicable transfer agent, each as provided in an applicable Note Certificate or Supplemental Indenture, or mailed at the risk of the Person entitled to such Note Certificate to such address as may be specified in the form of transfer or in written instructions of the applicable Holder upon surrender for exchange.

          (e) Every Note Certificate presented or surrendered in connection with any transfer or exchange shall (if so required by the Issuer or the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Indenture Trustee duly executed by, the applicable Holder or his attorney duly authorized in writing.

          (f) No service charge shall be made in connection with any transfer of Notes or exchange of Note Certificates, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer of Notes or exchange of Notes Certificates.

          (g) Except as otherwise provided in or pursuant to this Indenture, the Issuer and the Indenture Trustee shall not be required to (i) upon presentation or surrender of a Note Certificate in connection with any transfer or exchange during a period beginning at the opening of business 15 days before the day of the selection for redemption of Notes of any applicable series under Section 3.1 and ending at the close of business on the day of such selection, exchange any Note Certificate representing any Note selected for redemption, register the transfer of any such Note, or portion thereof, except in the case of any Note to be redeemed in part, with respect to the portion of such Note not to be redeemed, or (ii) exchange any Note Certificate representing any Note the Holder or Holders of which shall have exercised the option pursuant to Section 3.2 to require the Issuer to repay any such Note prior to its Stated Maturity Date or register the transfer of any such Note except, in the case of any Note to be repaid in part, with respect to the portion of such Note not to be repaid.

          SECTION 2.7   MUTILATED, DESTROYED, LOST OR STOLEN NOTE CERTIFICATES.

          (a) If (i) any mutilated Note Certificate is surrendered to the Indenture Trustee or the Issuer, or the Indenture Trustee and the Issuer receive evidence to their satisfaction of the destruction, loss or theft of any Note Certificate, and (ii) there is delivered to the Issuer and the Indenture Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Issuer or the Indenture Trustee that such Note Certificate has been acquired by a protected purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note Certificate, a new Note Certificate representing Notes of the same series of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          (b) If any Note represented by any such mutilated or apparently destroyed, lost or stolen Note Certificate has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Note Certificate, pay the Notes represented by such Note Certificate.

          (c) Upon the execution, authentication and delivery of any new Note Certificate under this Section, the Issuer may require the Holder to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

          (d) Every Note Certificate executed, authenticated and delivered pursuant to this Section in lieu of any apparently destroyed, lost or stolen Note Certificate shall constitute an original additional contractual obligation of the Issuer, whether or not any obligation with respect to the apparently destroyed, lost or stolen Note Certificate shall be at any time enforceable by any Person, and shall be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Notes, if any, of such series duly issued, executed, authenticated and delivered hereunder.

          (e) The provisions of this Section are exclusive with respect to the replacement of any mutilated or apparently destroyed, lost or stolen Note Certificate or the payment of the Notes represented thereby and shall preclude all other rights and remedies with respect to the replacement of any mutilated or apparently destroyed, lost or stolen Note Certificate or the payment of the Notes represented thereby.

          SECTION 2.8   INTEREST RECORD DATES.

          (a) Interest on and Additional Amounts with respect to any Note of a series which is payable, on any interest payment date specified in the Note Certificates or in any Supplemental Indenture for such series (each such date, an "INTEREST PAYMENT DATE") shall be paid to the Holder of such Note of such series at the close of business on the date specified as the regular interest record date for such series in the Note Certificates or Supplemental Indenture for such series (the "REGULAR INTEREST RECORD DATE") or, if no such date is specified, the date that is 15 calendar days preceding such Interest Payment Date.

          (b) Unless otherwise provided in the Note Certificates or in any Supplemental Indenture for a series of Notes, any interest on, and any Additional Amounts with respect to, any Note of such series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date specified in the applicable Note Certificates or Supplemental Indenture or indentures (the "DEFAULTED INTEREST") shall forthwith cease to be payable to the Holder of such Note of such series on the relevant Regular Interest Record Date by virtue of having been such Holder, and such Defaulted Interest shall be paid by the Issuer to the Holder of such Note of such series at the close of business on a special record date (the "SPECIAL INTEREST RECORD DATE") established by the Issuer by notice to each applicable Holder and the Indenture Trustee in accordance with Section 14.4, which Special Interest Record Date shall be not more than 15 nor less than 10 days prior to the date of the proposed payment of Defaulted Interest and not less than 10 days after the receipt by the Indenture Trustee of the notice of the proposed payment of Defaulted Interest.

          SECTION 2.9 CANCELLATION. Each Note Certificate surrendered for exchange or in connection with any payment, redemption, transfer of any Note represented thereby shall be delivered to the Indenture Trustee and, if not already cancelled, shall be promptly cancelled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Note Certificate previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and each Note Certificate so delivered shall be promptly cancelled by the Indenture Trustee. No Note Certificates shall be authenticated in lieu of or in exchange for any Note Certificate cancelled as provided in this Section, except as expressly permitted by this Indenture. The Indenture Trustee shall destroy all cancelled Note Certificates held by it and deliver a certificate of destruction to the Issuer. If the Issuer shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until each Note Certificate representing such Notes is delivered to the Indenture Trustee for cancellation.

          SECTION 2.10  GLOBAL SECURITIES.

          (a) Unless (i) permitted by applicable law and (ii) an Exchange Event shall have occurred and be continuing with respect to a series of Book-Entry Notes represented by one or more Global Securities, no Book-Entry Note represented by any such Global Security shall be exchangeable for Certificated Notes.

          (b) For purposes of this Indenture, with respect to the Notes of a series, the term "EXCHANGE EVENT" means any of the following:

               (i) the Depositary with which any Global Security evidencing the Notes of such series is deposited shall have notified the Issuer that it is unwilling or unable to continue as the Depositary for any applicable Global Security or the Issuer becomes aware that the Depository has ceased to be a clearing agency registered under the Exchange Act and, in any such case, the issuer fails to appoint a successor to the Depositary within 60 calendar days;

               (ii) the Issuer, in its sole discretion, determines that the Notes of such series should no longer be represented solely by one or more Global Securities; or

               (iii) an Event of Default shall have occurred and the maturity of the Notes of such series shall have been accelerated in accordance with the terms of the Indenture and the Notes of such series.

          (c) If any Exchange Event shall have occurred and be continuing, then:

               (i) with respect to each Global Security deposited with, and registered in the name of, the applicable Depositary or its nominee, the Issuer shall promptly, and in any event not later than 10 Business Days after the occurrence of such Exchange Event, cause to be executed, authenticated and delivered to the applicable Depositary or its nominee, against surrender by the applicable Depositary or its nominee of such Global Security, which shall thereupon be cancelled by the Indenture Trustee, Definitive Security or Definitive Securities each representing such number of Notes of such series as may be specified by the applicable Depositary in an aggregate principal amount equal to the principal amount of Notes of the same series that shall have been represented by such Global Security and shall register the Certificated Notes represented by such Definitive Security or Definitive Securities in the name of the applicable Depository or its nominee;

               (ii) notwithstanding any other provision of the Notes or this Indenture, each applicable Depositary may deliver to the applicable Entitlement Holders or in accordance with their instructions to any other Person any Definitive Security or Definitive Securities received from the Issuer pursuant to Section 2.10(c)(i) hereof, and the Registrar shall register the Certificated Notes represented by such Definitive Security or Definitive Securities so delivered in such names as the applicable Depositary shall specify to the Indenture Trustee; and

               (iii) if any Certificated Note is issued in exchange for any portion of or all Book-Entry Notes represented by a Global Security after the close of business at the office or agency for such Note where such exchange occurs on (A) any Regular Interest Record Date for such Notes and before the opening of business at such office or agency on the next Interest Payment Date, or (B) any Special Interest Record Date for such Notes and before the opening of business at such office or agency on the related proposed date for payment of interest, any Additional Amounts or Defaulted Interest, as the case may be, interest, Additional Amounts or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Certificated Notes, but shall be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest and any Additional Amounts or Defaulted Interest, as applicable, in respect of such portion of or all Book-Entry Notes, as the case may be, represented by such Global Security shall be payable in accordance with the provisions of this Indenture.

          (d) The Certificated Notes issued in exchange for any Book-Entry Notes represented by a Global Security shall be of like tenor and of an equal aggregate principal amount, in authorized denominations. Such Certificated Notes shall be registered in the name or names of such person or persons as the applicable Depository shall instruct the Registrar.

          SECTION 2.11 WITHHOLDING TAX. All payments under the Notes will be made without deduction or withholding for any present or future taxes, duties, assessments or governmental charges of any nature, unless such withholding or deduction is required by law, regulation or official interpretation. Unless otherwise provided in the applicable Note Certificate or Supplemental Indenture, the Issuer will not pay any Additional Amounts to Holders of Notes of a series in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem the Notes of such series.

          SECTION 2.12  TAX TREATMENT.

          (a) The parties hereto hereby agree, and each Holder and beneficial owner of Notes of each series by its purchase of Notes is deemed to agree, that for United States Federal, state and local income and franchise tax purposes:

               (i) each Note be treated as indebtedness of the Funding Agreement Provider; and

               (ii)   the Issuer and any series of the Issuer be ignored.

          (b) The parties hereto hereby agree, and each Holder and beneficial owner of Notes of each series by its purchase of Notes is deemed to agree, to not take any action inconsistent with the treatment described in Section 2.12(a) (including, without limitation, under United States Treasury Regulations Sections 301.7701-2, or 301-7701-3, the "check-the-box regulations") unless otherwise required by applicable law.

                                    ARTICLE 3
          REDEMPTION, REPAYMENT AND REPURCHASE OF NOTES; SINKING FUNDS

          SECTION 3.1   REDEMPTION OF NOTES.

          (a) Redemption of Notes of any series Issuer as permitted or required by this Indenture and each applicable Note Certificate or Supplemental Indenture will be made in accordance with the terms of such Notes and (except as otherwise provided herein or pursuant hereto) this Section.

          (b) If any Initial Redemption Date is specified in an applicable Note Certificate or Supplemental Indenture, the Issuer may redeem Notes of the particular series prior to the Stated Maturity Date at its option, on, or on any Business Day after, the Initial Redemption Date in whole or from time to time in part in increments $1,000 or any other integral multiple of an authorized denomination of such Notes specified at the applicable Redemption Price together with any unpaid interest accrued thereon, any Additional Amounts and other amounts payable with respect thereto, as of the Redemption Date.

          (c) If (i) the Issuer is required at any time to pay Additional Amounts or if the Issuer is obligated to withhold or deduct any United States taxes with respect to any payment under the Notes, as set forth in each applicable Note Certificate or Supplemental Indenture, or if there is a material probability that the Issuer will become obligated to withhold or deduct any such United States taxes or otherwise pay Additional Amounts (in the opinion of independent legal counsel selected by the Funding Agreement Provider), in each case pursuant to any change in or amendment to any United States tax laws (or any regulations or rulings thereunder) or any change in position of the Internal Revenue Service regarding the application or interpretation thereof (including, but not limited to, the Funding Agreement Provider or the Issuer's receipt of a written adjustment from the Internal Revenue Service in connection with an audit) (a "Tax Event"), and (ii) the Funding Agreement Provider, pursuant to the terms of the relevant Funding Agreement, has delivered to the Owner notice that the Funding Agreement Provider intends to terminate the relevant Funding Agreement pursuant to Section 12(b) of such Funding Agreement, then the Issuer will redeem the particular series of Notes on the Redemption Date at the Redemption Price together with any unpaid interest accrued thereon, any Additional Amounts and other amounts payable with respect thereto, as of the Redemption Date.

          (d) Unless a shorter notice shall be satisfactory to the Indenture Trustee, Issuer shall provide to the Indenture Trustee a notice of redemption of any Notes (i) in case of any redemption at the election of the Issuer, not more than 60 days nor less than 30 days prior to the Redemption Date and (ii) in case of any mandatory redemption pursuant to Section 3.1(c), at least 75 days prior to the Redemption Date. In case of any redemption at the election of the Issuer of less than all of the Notes of any series such notice shall specify the aggregate principal amount of the Notes of such series to be redeemed.

          (e) If less than all of the Notes of any series are to be redeemed at the option of the Issuer, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Indenture Trustee from the Outstanding Notes of such series not previously called for redemption, by such method as the Indenture Trustee shall deem fair and appropriate, acting in accordance with its obligations under this Indenture, and which may provide for the selection for redemption of portions of the principal amount of Notes of such series; PROVIDED, HOWEVER, that no such partial redemption shall reduce the portion of the principal amount of a Note of such series not redeemed to less than the minimum denomination for a Note of such series established in or pursuant to this Indenture. The Indenture Trustee shall promptly notify the Issuer and the Registrar (if other than itself) in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption and the aggregate principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal of such Notes which has been or is to be redeemed.

          (f) Unless otherwise specified herein, in each applicable Note Certificate or in a Supplemental Indenture, the Issuer shall give a notice of redemption to each Holder of the Notes to be redeemed at the Issuer's option (i) in case of any redemption at the election of the Issuer, not more than 60 nor less than 30 days prior to the Redemption Date and (ii) in case of any mandatory redemption pursuant to Section 3.1(c), not more than 75 days nor less than 30 days prior to the Redemption Date; provided, in the case of any notice of redemption given pursuant to claim (ii), that no such notice of redemption may be given earlier than 90 days prior to the earliest day on which the Issuer would become obligated to pay the applicable Additional Amounts were a payment in respect of Notes then due. Failure to give such notice to the Holder of any Note designated for redemption in whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Note or any portion thereof.

          Any notice that is mailed to the Holder of any Notes in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder receives the notice.

          All notices of redemption shall state:

               (i)    the Redemption Date,

               (ii)   the Redemption Price,

               (iii) in case of any redemption at the election of the Issuer, if less than all Outstanding Notes of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Note or Notes to be redeemed,

               (iv) in case any Note is to be redeemed in part only at the election of the Issuer, the notice which relates to such Note shall state that on and after the Redemption Date, upon surrender of the Note Certificate representing such Note, the Holder of such Note will receive, without charge, a new Note Certificate representing an authorized denomination of the principal amount of such Note remaining unredeemed,

               (v) that, on the Redemption Date, the Redemption Price shall become due and payable upon each such Note or portion thereof to be redeemed, and, if applicable, that interest thereon shall cease to accrue on and after the Redemption Date,

               (vi) the place or places where each applicable Note Certificate representing such Note or Notes is to be surrendered for payment of the Redemption Price together with any unpaid interest accrued thereon through the Redemption Date and any Additional Amounts payable with respect thereto,

               (vii) if applicable, in case of any redemption at the election of the Issuer, that the redemption is for a sinking fund, and

               (viii) the CUSIP number or any other numbers used to identify such Notes.

          (g) On or prior to any Redemption Date, the Issuer shall deposit, with respect to any Notes of a series called for redemption pursuant to this Section, with the Paying Agent an amount of money in the Specified Currency sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified each applicable Note Certificate or Supplemented Indenture) any unpaid interest accrued through the Redemption Date on, and any Additional Amounts payable with respect to, all such Notes or portions thereof which are to be redeemed on the Redemption Date.

          (h) The Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price together with any unpaid interest accrued through the Redemption Date on, and any Additional Amounts payable with respect to, such Notes, and from and after such date (unless the Company shall default in the payment of the Redemption Price and any unpaid interest accrued on such Notes through the Redemption Date) such Notes shall cease to bear interest. Upon surrender of any Note Certificate for redemption of any Note or Notes represented thereby in accordance with the applicable notice of redemption, such Note shall be paid by the Issuer at the Redemption Price, together with any unpaid interest accrued thereon through the Redemption Date and any Additional Amounts payable with respect thereto; PROVIDED, HOWEVER, that, except as otherwise provided in or pursuant to this Indenture, each applicable Note Certificate or Supplemental Indenture, installments of interest on Notes, the Stated Maturity of which is on or prior to the Redemption Date, shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such at the close of business on the Regular Interest Record Dates therefor according to their terms and the provisions of Section 3.1(b).

          (i) If any Note called for redemption shall not be so paid upon surrender of the applicable Note Certificate for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate specified in each applicable Note Certificate or Supplemental Indenture.

          (j)  If applicable, the Issuer will comply with the requirements of
               Section 14(e) of the Exchange Act, and the rules promulgated thereunder, and any other securities laws or regulations in connection with any redemption or any repayment pursuant to
               Section 3.2 hereof of Notes at the option of the Holder or Holders thereof.

          Upon surrender of any Note Certificate for partial redemption of any Note or Notes represented thereby in accordance with this Section, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver one or more new Note Certificates of the same series of any authorized denomination representing an aggregate principal amount equal to the unredeemed portion of the applicable Note or Notes.

          SECTION 3.2   REPAYMENT AT THE OPTION OF THE HOLDER.

          (a) If so specified in an applicable Note Certificate or Supplemental Indenture, the Holder or Holders of the Notes of a series may require the Issuer to repay the Notes of such series prior to their Stated Maturity Date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified in the applicable Note Certificate or Supplemental Indenture (provided that any remaining principal amount thereof shall be at least $1,000 or other minimum authorized denomination applicable thereto).

          (b) Notes of any series which are repayable at the option of the Holder or Holders thereof before their Stated Maturity Date shall be repaid in accordance with the terms of the Notes of such series.

          (c) The repayment of any principal amount of Notes pursuant to any option of the applicable Holder or Holders to require repayment of any Notes before their Stated Maturity Date shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Notes unless and until Issuer, at its option, shall deliver or surrender the same to the Indenture Trustee with a directive that such Notes be cancelled.

          (d) Notwithstanding anything to the contrary contained in this Section, in connection with any repayment of Notes, the Issuer may arrange for the purchase of any Notes by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying the Holder or Holders of such Notes on or before the close of business on the Repayment Date an amount not less than the Repayment Price payable by the Issuer on repayment of such Notes, and the obligation of the Issuer to pay the Repayment Price of such Notes shall be satisfied and discharged to the extent such payment is so paid by such purchasers.

          (e)  Any exercise of the repayment option will be irrevocable.

          SECTION 3.3   REPURCHASE OF NOTES.

          The Issuer may at any time purchase Notes at any price or prices in the open market or otherwise. Notes by the Issuer may, at the Issuer's discretion, be held by the Issuer, resold or surrendered to the Indenture Trustee for cancellation pursuant to Section 2.9.

          SECTION 3.4   SINKING FUNDS.

          Unless otherwise provided in each applicable Note Certificate or Supplemental Indenture no series of Notes will be subject to, or entitled to the benefit of, any sinking fund.

                                    ARTICLE 4
            PAYMENTS; PAYING AGENTS AND CALCULATION AGENT; COVENANTS

          SECTION 4.1   PAYMENT OF PRINCIPAL AND INTEREST.

          (a) The Issuer will for the benefit of each series of Notes duly and punctually pay or cause to be paid the principal of, any premium and interest on, and any Additional Amounts with respect to, each of the Notes of such series in accordance with the terms of the Notes of such series and this Indenture.

          (b) Upon the receipt of the funds necessary therefor, the applicable Paying Agent shall duly and punctually make payments, payable on the Maturity Date, of principal in respect of, any premium and interest on, and any Additional Amounts payable with respect to, any Certificated Notes in immediately available funds against presentation and surrender of the applicable Definitive Security (and in the case of any repayment of a Note pursuant to Section 3.2, upon submission of a duly completed election form at an office or agency of such Paying Agent maintained for such purpose pursuant to Section 4.2). Upon the receipt of the funds necessary therefor, the applicable Paying Agent shall duly and punctually make payments, payable on the Maturity Date, of principal of, any premium and interest on, and any Additional Amounts with respect to, a Certificated Note to the Person to whom payment of the principal thereof shall be made. The applicable Paying Agent (unless such Paying Agent is the Indenture Trustee) shall promptly forward each Definitive Security surrendered to it in connection with any payment pursuant to this Section for cancellation in accordance with Section 2.9. Upon the receipt of the funds necessary therefor, the applicable Paying Agent shall duly and punctually make payments of principal of, any premium and interest on, and any Additional Amounts in respect of, Certificated Notes payable on any date other than the Maturity Date by check mailed to the Holder (or to the first named of joint Holders) of such Certificated Note at the close of business on the applicable Regular Interest Record Date or Special Interest Record Date, as the case may be, at its address appearing in the applicable Note Register. Notwithstanding the foregoing, the applicable Paying

               Agent shall make payments of principal, any interest, any premium, and any Additional Amounts on any date other than the Maturity Date to each Holder (or to the first named of joint Holders) at the close of business on the applicable Regular Interest Record Date or Special Interest Record Date, as the case may be, of $10,000,000 (or, if the Specified Currency is other than United States dollars, the equivalent thereof in the particular Specified Currency) or more in aggregate principal amount of Certificated Notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable Holder has delivered appropriate wire transfer instructions in writing to the applicable Paying Agent not less than 15 days prior to the date on which the applicable payment of principal, interest, premium or Additional Amounts is scheduled to be made. Any wire transfer instructions received by the applicable Paying Agent shall remain in effect until revoked by the applicable Holder.

          (c) Upon receipt of the funds necessary therefor, on the Maturity Date the applicable Paying Agent shall (in the absence of any other arrangements between the applicable Paying Agent and the applicable Holder) duly and punctually make payments, payable on the Maturity Date, of principal in respect of, any premium and interest payable on, and any Additional Amounts with respect to, any Book-Entry Notes to the Holder of such Book-Entry Notes at the close of business on the applicable Maturity Date by wire transfer of immediately available funds in accordance with the wire transfer instructions received from the applicable Holder against presentation and surrender of each Global Security representing such Book-Entry Notes. The applicable Paying Agent (unless such Paying Agent is the Indenture Trustee) shall promptly forward to the Indenture Trustee each Global Security surrendered to it in connection with any payment pursuant to this section for cancellation in accordance with Section 2.9. Provided it has received the funds necessary therefor in accord with
               Section 4.5(b), the applicable Paying Agent shall duly and punctually make payments of principal of, any premium and interest on, and any Additional Amounts in respect of, any Book-Entry Notes payable on any date other than the Maturity Date to the Holder of such Book-Entry Notes by 11:00 a.m. (New York City time) on the applicable Regular Interest Record Date or Special Interest Record Date, as the case may be, by wire transfer of immediately available funds in accordance with the wire transfer instructions received from the applicable Holder. Any wire transfer instruction received by the applicable Paying Agent shall remain in effect until revoked by the applicable Holder.

          (d) Unless otherwise specified in the applicable Note Certificate or Supplemental Indenture, the Issuer shall be obligated to make, or cause to be made, payments of principal of, any premium and interest on, and any Additional Amounts with respect to, a Foreign Currency Note in the Specified Currency. Any amounts so payable by the Issuer in the

               Specified Currency will be converted by the exchange rate agent named in the applicable Note Certificate or Supplemental Indenture (the "EXCHANGE RATE AGENT") into United States dollars for payment to the Holder or Holders thereof unless otherwise specified in the applicable Note Certificate or Supplemental Indenture or a Holder elects to receive such amounts in the Specified Currency as provided below.

          (e) Any United States dollar amount to be received by the Holder or Holders of a series of Foreign Currency Notes will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m. (New York City time) on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the Exchange Rate Agent) selected by the Exchange Rate Agent and approved by the Issuer for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on that payment date in the aggregate amount of the Specified Currency payable to all Holder or Holders of such series of Foreign Currency Notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the relevant Holder or Holders of such series of Foreign Currency Notes by deductions from any payments. If three bid quotations are not available, payments will be made in the Specified Currency.

          (f) Holders of Foreign Currency Notes may elect to receive all or a specified portion of any payment of principal and/or any interest, premium and Additional Amounts in the Specified Currency by submitting a written request to the Indenture Trustee at its Corporate Trust Office in The City of New York on or prior to the applicable Regular Interest Record Date or Special Interest Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be. Such written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. Such election will remain in effect until revoked by written notice delivered to the Indenture Trustee on or prior to the applicable Regular Interest Record Date or Special Interest Record Date or at least fifteen calendar days prior to the Maturity Date, as the case may be.

          (g) Unless otherwise specified in an applicable Note Certificate or Supplemental Indenture, an Entitlement Holder with respect to a Foreign Currency Note represented by a Global Security which elects to receive payments of principal, and/or any interest, premium and Additional Amounts in the Specified Currency must notify, or cause the notification of the applicable Depositary of its election on or prior to the third Business Day after the applicable Regular Interest Record Date or Special Interest Record Date, or at least twelve calendar days prior to the Maturity Date, as the case may be, and the Depositary will notify the Indenture Trustee of that election on or prior to the fifth Business Day after the applicable

               Regular Interest Record Date or Special Interest Record Date, or at least 10 calendar days prior to the Maturity Date, as the case may be. If complete instructions are received by the Depositary and by the Indenture Trustee, on or prior to such dates, then the applicable beneficial owner will receive payments in the Specified Currency.

          (h) If the Specified Currency for Foreign Currency Notes is not available for any required payment of principal and/or any interest, premium and Additional Amounts due to the imposition of exchange controls or other circumstances beyond the Issuer's control, the Issuer will be entitled to satisfy its obligations with respect to such Foreign Currency Notes by making payments in United States dollars on the basis of the Market Exchange Rate, computed by the Exchange Rate Agent as described above, on the second Business Day prior to the particular payment or, if the Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate.

          (i) All determinations made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder or Holders of Foreign Currency Notes and any applicable Entitlement Holders.

          SECTION 4.2 OFFICES FOR PAYMENTS, ETC. So long as any of the Notes of any series remain Outstanding, the Issuer will maintain in New York and in any other city that may be required by any stock exchange on which the Notes of such series may be listed, and in any city specified in the Note Certificate or Supplemental Indenture for such series of Notes the following: (i) an office or agency where the Notes of such series may be presented for payment, (ii) an office or agency where the Notes of such series may be presented for registration of transfer and for exchange as provided in this Indenture and
(iii) an office or agency where notices and demands to or upon the Issuer in respect of the Notes of such series or of this Indenture may be served. The Issuer will give to the Indenture Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby initially designates the Corporate Trust Office of the Indenture Trustee as the office or agency for each such purpose. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

          SECTION 4.3 PAYMENT DATE NOT A BUSINESS DAY. Unless otherwise specified in a Note Certificate or Supplemental Indenture for any series of Notes, if the date on which any principal, interest, premium, Additional Amounts or other payment obligation is due falls on a day that is not a Business Day, the Issuer will have until the next succeeding Business Day to satisfy its payment obligation and any such payment shall be given the same force and effect as if made on the date on which such principal, interest, premium, Additional Amounts or other payment obligation was due and no additional interest shall accrue as a result of payment on such succeeding Business Day.

          SECTION 4.4 APPOINTMENT TO FILL A VACANCY IN OFFICE OF INDENTURE TRUSTEE. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Indenture Trustee, will appoint, in the manner provided in Section 6.8, a trustee, so that there shall at all times be a trustee hereunder.

          SECTION 4.5   PAYING AGENTS.

          (a) The Issuer hereby appoints the Indenture Trustee as Paying Agent with respect to each series of Notes and the Indenture Trustee hereby accepts such appointment. The Indenture Trustee, in its capacity as Paying Agent, hereby agrees, and, whenever the Issuer shall appoint a Paying Agent other than the Indenture Trustee with respect to the Notes of any series, the Issuer will cause such Paying Agent to execute and deliver to the Issuer and the Indenture Trustee an instrument in which such Paying Agent shall agree with the Issuer and the Indenture Trustee, subject to the provisions of this Section, that it will:

               (i) hold all sums received by it as such agent for the payment of the principal of, any premium or interest on, or any Additional Amounts with respect to, the Notes of such series (whether such sums have been paid to it by the Funding Agreement Provider, Issuer or by any other obligor on the Notes of such series) == in trust for the benefit of each Holder of the Notes of such series and will (and will cause each of its agents and Affiliates to) deposit all cash amounts received by it (or such agents or Affiliates, as applicable) that are derived from the applicable Collateral for any series of Notes for the benefit of the Holders of such series of Notes in a segregated account maintained or controlled by the Indenture Trustee, consistent with the rating of the Outstanding Notes of such series;

               (ii) give the Indenture Trustee notice of any failure by the Issuer (or by any other obligor on the Notes of such series) to make any payment of the principal of, any premium and interest on, or any Additional Amounts with respect to, the Notes of such series when the same shall be due and payable;

               (iii) pay any such sums so held in trust by it to the Indenture Trustee upon the Indenture Trustee's written request at any time during the continuance of the failure referred to in clause (ii) above;

               (iv) in the absence of the failure referred in clause (ii) above, pay any such sums so held in trust by it in accordance with this Indenture and the terms of the applicable Notes; and

               (v) comply with all agreements of Paying Agents in, and perform all functions and obligations imposed on Paying Agents by or pursuant to, this Indenture and each applicable Note Certificate or Supplemental Indenture.

          (b) The Issuer will, at or prior to 9:30 a.m. (New York City time) each due date of the principal of, any premium and interest on, or any Additional Amounts with respect to, the Notes of such series, deposit or cause to be deposited with the applicable Paying Agent a sum sufficient to pay such principal, any interest or premium, and any Additional Amounts, and (unless such Paying Agent is the Indenture Trustee) the Issuer will promptly notify the Indenture Trustee of any failure to take such action.

          (c) If the Issuer shall act as its own Paying Agent, it will, on or before each due date of the principal of. any premium and interest on, or any Additional Amounts with respect to, the Notes of such series, set aside, segregate and hold in trust for the benefit of each Holder of the Notes of such series a sum sufficient to pay such principal, interest, premium or Additional Amounts so becoming due and will deposit all such cash amounts in a segregated account maintained or controlled by the Indenture Trustee, consistent with the rating of the Outstanding Notes of such series. The Issuer will promptly notify the Indenture Trustee of any failure to take such action.

          (d) Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge of one or more or all series of Notes hereunder or for any other reason, pay or cause to be paid to the Indenture Trustee all sums held in trust for any such series by the Issuer or any Paying Agent hereunder, as required by this Section, such sums to be held by the Indenture Trustee upon the trusts contained herein; PROVIDED, HOWEVER, in order to obtain such satisfaction or discharge of such series of Notes, that such sums paid to the Indenture Trustee must be at least equal in amounts due and owing on such series of Notes.

          (e) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section are subject to the provisions of Sections 11.3 and 11.4.

          (f) The applicable Paying Agent shall (i) collect all forms from Holders of Notes (or from such other Persons as are relevant) that are required to exempt payments under the Notes and/or the related Funding Agreements from United States Federal income tax withholding, (ii) withhold and pay over to the Internal Revenue Service or other taxing authority with respect to payments under the Notes any amount of taxes required to be withheld by any United States Federal, state or local statute, rule or regulation and (iii) forward copies of such forms to the Issuer and the Funding Agreement Provider.

          (g) Each Paying Agent shall forward to the Issuer at least monthly a bank statement in its possession with respect to the performance of its functions and obligations with respect to any Notes.

          (h) The Issuer shall pay the compensation of each Paying Agent at such rates as shall be agreed upon in writing by the Issuer and the relevant Paying Agent from time to time and shall reimburse each Paying Agent for reasonable expenses properly incurred by such Paying Agent in connection with the performance of its duties upon receipt of such invoices as the Issuer shall reasonably require.

          (i) Subject as provided below, each Paying Agent may at any time resign as Paying Agent by giving not less than 60 days' written notice to the Issuer and the Indenture Trustee (unless the Indenture Trustee is such Paying Agent) of such intention on it part, specifying the date on which its resignation shall become effective. Except as provided below, the Issuer may remove a Paying Agent by giving not less than 20 days' written notice specifying such removal and the date when it shall become effective. Any such resignation or removal shall take effect upon:

               (i) the appointment by the Issuer as hereinafter provided of a successor Paying Agent; and

               (ii) the acceptance of such appointment by such successor Paying Agent,

               PROVIDED that with respect to any Paying Agent who fails duly to pay any amounts when due and payable with respect to any Notes, any such removal will take effect immediately upon such appointment of, and acceptance thereof by, a successor Paying Agent approved by the Indenture Trustee (unless the Indenture Trustee is such Paying Agent), in which event notice of such appointment shall be given to each Holder of the Notes as soon as practicable thereafter. The Issuer agrees with each Paying Agent that if, by the day falling 10 days before the expiration of any notice given pursuant to this Section 4.5(i), the Issuer has not appointed a replacement Paying Agent, then the Paying Agent shall be entitled, on behalf of the Issuer, to appoint in its place a reputable financial institution of good standing reasonably acceptable to the Issuer and the Indenture Trustee (unless the Indenture Trustee is such Paying Agent); PROVIDED, however, that notwithstanding the foregoing, the resignation or removal of the relevant Paying Agent shall not be effective unless, upon the expiration of the notice given pursuant to this Section 4.5(i), the successor Paying Agent shall have accepted its appointment. Upon its resignation or removal becoming effective, the retiring Paying Agent shall be entitled to the payment of its compensation and reimbursement of all expenses incurred by such retiring Paying Agent pursuant to Section 4.5(h) hereof up to the effective date of such resignation or removal.

          (j) If at any time a Paying Agent shall resign or be removed, or shall become incapable of acting with respect to any applicable series of Notes, or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of such Paying Agent or of its property shall be appointed, or any public officer shall take charge or control of such Paying Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then a successor Paying Agent shall be appointed by the Issuer by an instrument in writing filed with the successor Paying Agent. Upon any such appointment of, and the acceptance of such appointment by, a successor Paying Agent and (except in cases of removal for failure to timely pay any amounts as required by or pursuant to this Indenture or an applicable Note Certificate or Supplemental Indenture) the giving of notice to each Holder of the Notes, the retiring Paying Agent shall cease to be Paying Agent hereunder.

          (k) Any successor Paying Agent appointed hereunder shall execute and deliver to its predecessor, the Issuer and the Indenture Trustee (unless the Indenture Trustee is such Paying Agent) a reasonably acceptable instrument accepting such appointment hereunder, and thereupon such successor Paying Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as a Paying Agent hereunder, and such predecessor, upon payment of any amounts due pursuant to Section 4.5(h) and unpaid, shall thereupon become obliged to transfer and deliver, and such successor Paying Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Paying Agent.

          (l) Any corporation into which a Paying Agent may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which such Paying Agent shall be a party, or any corporation succeeding to all or substantially all of the paying agency business of such Paying Agent shall be a successor Paying Agent under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to contrary notwithstanding. At least 30 days' prior notice of any such merger, conversion or consolidation shall be given to the Issuer and the Indenture Trustee (unless the Indenture Trustee is such Paying Agent).

          SECTION 4.6   CALCULATION AGENT.

          (a) The Issuer hereby appoints the Indenture Trustee as Calculation Agent with respect to each series of Notes, and the Indenture Trustee hereby accepts such appointment.

          (b) The relevant Calculation Agent shall, in relation to any relevant Notes, perform all functions and obligations imposed on such Calculation Agent by or pursuant to this Indenture, and each applicable Note Certificate or Supplemental Indenture.

          (c) Each Calculation Agent, excluding the Indenture Trustee, shall forward to the Issuer at least monthly a report providing details with respect to the performance of its functions and obligations with respect to any Notes which shall include dates and amounts of forthcoming payments with respect to the Notes.

          (d) The relevant Calculation Agent shall, upon the request of any relevant Holder of the relevant Notes, provide the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding Interest Reset Date with respect to the particular series of Notes. (e) All determinations of interest by the Calculation Agent shall, in the absence of manifest errors, be conclusive for all purposes and binding on the Holders of the applicable Notes.

          (f) The Issuer shall pay the compensation of each Calculation Agent at such rates as shall be agreed upon in writing by the Issuer and the relevant Calculation Agent from time to time and shall reimburse each Calculation Agent for reasonable expenses properly incurred by such Calculation Agent in connection with the performance of its duties upon receipt of such invoices as the Issuer shall reasonably require.

          (g) Subject as provided below, each Calculation Agent may at any time resign as Calculation Agent by giving not less than 60 days' written notice to the Issuer and the Indenture Trustee (unless the Indenture Trustee is such Calculation Agent) of such intention on it part, specifying the date on which its resignation shall become effective. Except as provided below, the Issuer may remove a Calculation Agent by giving not less than 20 days' written notice specifying such removal and the date when it shall become effective. Any such resignation or removal shall take effect upon:

               (i) the appointment by the Issuer as hereinafter provided of a successor Calculation Agent; and

               (ii) the acceptance of such appointment by such successor Calculation Agent,

               PROVIDED that with respect to any Calculation Agent who fails duly to establish the interest rate or amount for any Interest Reset Period, any such removal will take effect immediately upon such appointment of, and acceptance thereof by, a successor Calculation Agent approved by the Indenture Trustee (unless the Indenture Trustee is such Calculation Agent), in which event notice of such appointment shall be given to each Holder of the Notes as soon as practicable thereafter. The Issuer agrees with each Calculation Agent that if, by the day falling 10 days before the expiration of any notice given pursuant to this
               Section 4.6(g), the Issuer has not appointed a replacement Calculation Agent, then the Calculation Agent shall be entitled, on behalf of the Issuer, to appoint in its place a reputable financial institution of good standing reasonably acceptable to the Issuer and the Indenture Trustee (unless the Indenture Trustee is such Calculation Agent); PROVIDED, however, that notwithstanding the foregoing, the resignation or removal of the relevant Calculation Agent shall not be effective unless, upon the expiration of the notice given pursuant to this Section 4.6(g), the successor Calculation Agent shall have accepted its appointment. Upon its resignation or removal becoming effective, the retiring Calculation Agent shall be entitled to the payment of its compensation and reimbursement of all expenses incurred by such retiring Calculation Agent pursuant to Section 4.6(f) hereof up to the effective date of such resignation or removal.

          (h) If at any time a Calculation Agent shall resign or be removed, or shall become incapable of acting with respect to any applicable series of Notes, or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of such Calculation Agent or of its property shall be appointed, or any public officer shall take charge or control of such Calculation Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then a successor Calculation Agent shall be appointed by the Issuer by an instrument in writing filed with the successor Calculation Agent. Upon any such appointment of, and the acceptance of such appointment by, a successor Calculation Agent and (except in cases of removal for failure to establish the amount of interest) the giving of notice to each Holder of the Notes, the retiring Calculation Agent shall cease to be Calculation Agent hereunder.

          (i) Any successor Calculation Agent appointed hereunder shall execute and deliver to its predecessor, the Issuer and the Indenture Trustee (unless the Indenture Trustee is such Calculation Agent) a reasonably acceptable instrument, accepting such appointment hereunder, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as a Calculation Agent hereunder, and such predecessor, upon payment of any amounts due pursuant to Section 4.6(f) and unpaid, shall thereupon become obliged to transfer and deliver, and such successor Calculation Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Calculation Agent.

          (j) Any corporation into which a Calculation Agent may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which such Calculation Agent shall be a party, or a corporation succeeding to all or substantially all of the paying agency business of such Calculation Agent shall be a successor Calculation Agent under this Indenture without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. At least 30 days' prior notice of any such merger, conversion or consolidation shall be given to the Issuer and the Indenture Trustee (unless the Indenture Trustee is such Calculation Agent).

          SECTION 4.7 CERTIFICATE TO INDENTURE TRUSTEE. The Issuer will furnish to the Indenture Trustee on or before - in each year (beginning with -) a brief certificate (which need not comply with Section 13.5) as to its knowledge of the Issuer's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).

          SECTION 4.8 NEGATIVE COVENANTS. So long as any Notes of any series are Outstanding, the Issuer will not, except as otherwise expressly permitted hereunder or under the Trust Agreement:

               (i) sell, transfer, exchange, assign, lease, convey or otherwise dispose of any of its assets (whenever acquired), including, without limitation, any portion of the Collateral securing its Obligations under the Notes of any series and this Indenture;

               (ii) engage in any business or activity other than in connection with, or relating to the execution and delivery of, and the performance of its obligations under, the Trust Agreement, the Indenture, the Administrative Services Agreement, the Distribution Agreement, the Support and Expenses Agreement and each Funding Agreement; the issuance and sale of any Notes pursuant to the Indenture; holding the Deposit for the benefit of the Trust Beneficial Owner; and the transactions contemplated by, and the activities necessary or incidental to, any of the foregoing;

               (iii) incur, directly or indirectly, any Debt except for the Notes or as otherwise contemplated hereunder or under the Trust Agreement;

               (iv) (A) permit the validity or effectiveness of this Indenture or the Security Interest securing the Notes of any series to be impaired, or permit such Security Interest to be amended, hypothecated, subordinated, terminated or discharged, (B) permit any Person to be released from any covenants or obligations under any Funding Agreement securing the Notes of any series, except as expressly permitted thereunder, under the Indenture, the Trust Agreement, or each applicable Funding Agreement, (C) create, incur, assume, or permit any Lien or other encumbrance (other than the Security Interests securing the Notes of each series) on any of its properties or assets now owned or hereafter acquired, or any interest therein or the proceeds thereof, or (D) permit a lien with respect to the Collateral not to constitute a valid first priority perfected security interest in the Collateral securing the Notes of any series;

               (v) amend, modify or fail to comply with any material provision of the Trust Agreement, except for any amendment or modification of the Trust Agreement expressly permitted thereunder or under this Indenture or the relevant Funding Agreement;

               (vi) own any subsidiary or lend or advance any funds to, or make any investment in, any Person, except for the investment of any funds of the Issuer held by the Indenture Trustee, a Paying Agent (whether with respect to the Notes of any series or other securities of the Issuer), the Delaware Trustee or the Administrator as provided in this Indenture or the Trust Agreement;

               (vii) directly or indirectly declare or pay a distribution or make any distribution or other payment, or redeem or otherwise acquire or retire for value any securities other than the Notes, PROVIDED that the Issuer may declare or pay a distribution or make any distribution or other payment to the Trust Beneficial Owner in compliance with the Trust Agreement if the Issuer has paid or made provision for the payment of all amounts due to be paid on the Notes, and pay all of its debt, liabilities, obligations and expenses, the payment of which is provided for under the Support and Expenses Agreement;

               (viii) become required to register as an "investment company"
                      under and as such term is defined in the Investment Company Act of 1940, as amended;

               (ix) enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or, to the fullest extent permissible by law, suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any Person;

               (x) take any action that would cause the Issuer or any series of the Issuer not to be either ignored or treated as a grantor trust for United States Federal income tax purposes;

               (xi) issue any Notes unless the Funding Agreement Provider has affirmed in writing to the Issuer that it has made changes to its books and records to reflect the grant of a security interest in, and the making of an assignment for collateral purposes of, the relevant Funding Agreement by the Issuer to the Indenture Trustee in accordance with the terms of such Funding Agreement and the

                      Issuer has taken such other steps as may be necessary to cause the Security Interest in or assignment for all collateral purposes of, the relevant Collateral to be perfected for purposes of the UCC or effective against its creditors and subsequent purchasers of such Collateral pursuant to insurance or other state laws;

               (xii) make any deduction or withholding from any payment of principal of or interest on any series of Notes (other than amounts that may be required to be withheld or deducted from such payments under the Code or any other applicable tax law) by reason of the payment of any taxes levied or assessed upon any portion of any relevant Collateral except to the extent specified in this Indenture or the applicable Note Certificate or Supplemental Indenture;

               (xiii) have any employees other than the Delaware Trustee and
                      Administrator or any other persons necessary to conduct its business and enter into transactions contemplated under this Indenture, the Trust Agreement, the Administrative Agreement, the Distribution Agreement, the Support and Expenses Agreement or any Funding Agreement;

               (xiv) have an interest in any bank account other than the accounts required under this Indenture, the Trust Agreement, the Distribution Agreement or any Funding Agreement and those accounts expressly permitted by the Indenture Trustee; provided that any such further accounts or such interest of the series of the Trust therein shall be charged or otherwise secured in favor of the Indenture Trustee on terms acceptable to such Indenture Trustee;

               (xv) permit any Affiliate, employee or officer of the Funding Agreement Provider or any Agent to be a trustee of Issuer; or

               (xvi) commingle the assets of any series of the Issuer with any assets of any other series of the Issuer or any assets of any series of the Issuer with any assets of any of the Issuer's Affiliates, or guarantee any obligation of any of the Issuer's Affiliates.

          SECTION 4.9   ADDITIONAL AMOUNTS.

          If any Notes of a series provide for the payment of Additional Amounts, the Issuer agrees to pay to the Holder of any such Note Additional Amounts as provided in a Note Certificate or Supplemental Indenture for such Notes. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, or interest or premium on, or in respect of, any Note of any series or the net proceeds received on the sale or exchange of any Note of any series, such reference shall be deemed to include reference to the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express reference to the payment of Additional Amounts in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express reference is not made.

          If the Notes of a series provide for the payment of Additional Amounts, the Note Certificate or Supplemental Indenture for such Notes will provide that Issuer will pay, or cause to be paid, Additional Amounts to a Holder of Notes to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax, so that the net amount received by the Holder of the Notes, after giving effect to such withholding or deduction, whether or not currently payable, will equal the amount that would have been received under the Notes were no such deduction or withholding required; provided that no such Additional Amounts shall be required for or on account of:

          (a) any tax, duty, levy, assessment or other governmental charge imposed which would not have been imposed but for a Holder or beneficial owner of one or more of the Notes, (i) having any present or former connection with the United States, including, without limitation, being or having been a citizen or resident thereof, or having been present, having been incorporated in, having engaged in a trade or business or having (or having had) a permanent establishment or principal office therein, (ii) being a controlled foreign corporation for United States federal income tax purposes within the meaning of Section 957(a) of the Code related within the meaning of Section 864(d)(4) of the Code, to the Funding Agreement Provider, (iii) being a bank for United States federal income tax purposes whose receipt of interest on the Note is described in Section 881(c)(3)(A) of the Code, (iv) being an actual or constructive owner of 10 percent or more of the total combined voting power of all classes of stock of the Funding Agreement Provider entitled to vote within the meaning of
               Section 871(h)(3) of the Code and Treasury Regulations promulgated thereunder or (v) being subject to backup withholding as of the date of purchase by a beneficial owner or such Holder of Notes;

          (b) any tax, duty, levy, assessment or other governmental charge imposed which would not have been imposed but for the presentation of the Note (where presentation is required) for payment on a date more than 30 days after the date on which such payment becomes due and payable or the date on which payment is duly provided for, whichever occurs later;

          (c) any tax, duty, levy, assessment or other governmental charge which is imposed or withheld solely by reason of the failure of the beneficial owner or a Holder of Notes to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the beneficial owner or a Holder of Notes, if compliance is required by statute, by regulation, judicial or administrative interpretation, or by an applicable income tax treaty to which the United States is a party as a condition to exemption from such tax, duty, levy, assessment or other governmental charge;

          (d) any inheritance, gift, estate, personal property, sales, transfer tax or similar tax, duty levy, assessment, or similar governmental charge;

          (e) any tax that is payable otherwise than by withholding from payments with respect to the Notes or any such indebtedness referred to above;

          (f) any tax, duty, levy, assessment or other governmental charge imposed by reason of payments on the Notes being treated as contingent interest described in Section 871(h)(4) of the Code for United States federal income tax purposes;

          (g) any tax, duty, levy, assessment or other governmental charge that would not have been imposed but for an election by the Holder of Note, the effect of which is to make payment in respect of the Notes subject to Untied States Federal income tax; or

          (h) any combination of items (a), (b), (c), (d), (e), (f) or (g) above.

                                    ARTICLE 5
        REMEDIES OF THE INDENTURE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

          SECTION 5.1 EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT.

          (a) "EVENT OF DEFAULT" with respect to Notes of a particular series wherever used herein, means each of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment when due and payable of the principal of, or any premium on, any Note of such series;

               (ii) default in the payment, when due and payable, of any interest on, or any Additional Amounts with respect to, any Note of such series and continuance of such default for a period of five Business Days;

               (iii) any "Event of Default", as such term is defined in any Funding Agreement securing the Notes of such series, by the Funding Agreement Provider under such Funding Agreement;

               (iv) the Issuer shall fail to observe or perform any covenant contained in the Notes of such series or in this Indenture for a period of 30 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Indenture Trustee, or to the Issuer and the Indenture Trustee by the Holder or Holders of at least 25% in aggregate principal amount of the Notes of all series affected thereby at the time Outstanding; or

               (v) this Indenture for any reason shall cease to be in full force and effect or shall be declared null and void, or the Indenture Trustee shall fail to have or maintain a validly created and first priority perfected security interest (or the equivalent thereof) in the Collateral securing the Notes of such series; or any Person shall successfully claim, as finally determined by a court of competent jurisdiction that any Lien for the benefit of the Holders of the Notes of such series and any other Person for whose benefit the Indenture Trustee is holding the applicable series Collateral, that the relevant series Collateral is void or is junior to any other Lien or that the enforcement thereof is materially limited because of any preference, fraudulent transfer, conveyance or similar law;

               (vi) an involuntary case or other proceeding shall be commenced against the Issuer seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Issuer under the federal bankruptcy laws as now or hereafter in effect;

               (vii) the Issuer shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing; or

               (viii) any other Event of Default provided in any Supplemental
                      Indenture or in a Note Certificate representing the Notes of such series.

          (b) If one or more Events of Default shall have occurred and be continuing with respect to the Notes of such series, then, and in every such event, unless the principal of all of the Notes of such series shall have already become due and payable, either the Indenture Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Notes of such series then Outstanding hereunder (each such series voting as a separate class) by notice in writing to the Issuer (and to the Indenture Trustee if given by such Holder or Holders), may declare the entire principal and premium (if any) of all the Notes of such series, any interest accrued thereon, and any Additional Amounts due and owing and any other amounts payable with respect thereto, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; PROVIDED that, if any Event of Default specified in Section 5.1(a)(vi) or 5.1(a)(vii) occurs with respect to the Issuer, or if any Event of Default specified in Section 5.1(a)(iii) that would cause any Funding Agreement securing the Notes of a series to become immediately due and payable occurs with respect to the Funding Agreement Provider, then without any notice to the Issuer or any other act by the Indenture Trustee or any Holder of any Notes of such series, the entire principal and premium (if any) of all the Notes of such series, any interest accrued thereon, and any Additional Amounts due and owing, and any other amounts payable with respect thereto, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer; and PROVIDED FURTHER that, if any Event of Default specified in Section 5.1(a)(iii) or 5.1(a)(v) shall have occurred and is continuing with respect to all series of Notes then Outstanding, either the Indenture Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Notes of all series then Outstanding hereunder (treated as a single class) by notice in writing to the Issuer (and to the Indenture Trustee if given by such Holder or Holders), may declare the entire principal and premium (if any) of all the Notes of all series and any interest accrued thereon, and any Additional Amounts due and owing and any other amounts payable with respect thereto, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

          (c) Notwithstanding Section 5.1(b), if at any time after the principal of the Notes of such series, any interest accrued thereon, and any Additional Amounts due and owing and any other amounts payable with respect thereto (or all the Notes of all series if the second proviso of Section 5.1(b) is applicable) shall have been so declared due and payable and before any judgment or decree for the payment of the funds due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Indenture Trustee a sum sufficient to pay all due and payable interest on, and any Additional Amounts due and owing and any other amounts payable with respect thereto, all the Notes of such series (or all the Notes of all series if the second proviso of Section 5.1(b) is applicable) and the principal and premium (if any) of any and all Notes of such series (or all the Notes of all series if the second proviso of Section 5.1(b) is applicable) which shall have become due and payable otherwise than by acceleration pursuant to Section 5.1(b) above (with interest on such principal and, to the extent that payment of such interest is enforceable under applicable law, on any overdue interest and any other amounts payable, at the same rate as the rate of interest specified in the Note Certificate representing the Notes of such series (or all the Notes of all series if the second proviso of Section 5.1(b) is applicable) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith, and if any and all Events of Default under this Indenture, other than the non-payment of the principal of and premium (if any) on the Notes of such series (or all the Notes of all series if the second proviso of Section 5.1(b) is applicable) which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holder or Holders of a majority in aggregate principal amount of the Notes of such series then Outstanding, each voting as a separate class (or all the Notes of all series, all voting as a single class, if the second proviso of Section 5.1(b) is applicable), by written notice to the Issuer and to the Indenture Trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          SECTION 5.2 COLLECTION OF INDEBTEDNESS BY INDENTURE TRUSTEE; INDENTURE TRUSTEE MAY PROVE DEBT.

          (a)  Subject to Section 5.1(c), if any Event of Default contained in
               Section 5.1(a)(i) or (ii) shall have occurred and be continuing, the Issuer will, upon demand by the Indenture Trustee, pay to the Indenture Trustee for the benefit of each Holder of the Notes of any series the whole amount that then shall have become due and payable of the principal of, any premium and interest on, and any Additional Amounts due and owing and any other amounts payable with respect to, the Notes of such series (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue interest and any other amounts payable at the same rate as the rate of interest specified in the Notes of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of its negligence or bad faith.

          (b) Until such demand is made by the Indenture Trustee, the Issuer may pay the principal of, any premium and interest on, and any Additional Amounts due and owing and any other amounts payable with respect to, the Notes of such series to the Holders, whether or not the Notes of such series be overdue.

          (c) If the Issuer shall fail to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Notes of such series and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes of such series, wherever the funds adjudged or decreed to be payable are situated. If there shall be pending proceedings relative to the Issuer or any other obligor upon the Notes of such series under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes of such series, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of the Notes of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

               (i) to file such proofs of a claim or claims and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as those adjudicated in a court of competent jurisdiction to be the result of any such

                      Indenture Trustee's negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Notes of such series, or to the creditors or property of the Issuer or such other obligor,

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes of such series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar functions in comparable proceedings, and

               (iii) to collect and receive any funds or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of each Holder and of the Indenture Trustee on each Holder's behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each Holder to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to any Holder, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as those adjudicated in a court of competent jurisdiction to be the result of any such Indenture Trustee's negligence or bad faith.

          (d) Nothing contained herein shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Notes of such series or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (e) All rights of action and of asserting claims under this Indenture, or under any of the Notes of such series, may be enforced by the Indenture Trustee without the possession of any of the Notes of such series or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of each Holder.

          (f) In any proceedings brought by the Indenture Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party) the Indenture Trustee shall be held to represent every Holder of the Notes of such series, and it shall not be necessary to make any Holder of the Notes of such series party to any such proceedings.

          SECTION 5.3   APPLICATION OF PROCEEDS.

          (a) Any funds collected by the Indenture Trustee following an Event of Default pursuant to this Article or otherwise under the Indenture and the applicable Supplemental Indenture, if any, in respect of the Notes of a series shall be applied in the following order at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such funds on account of principal, any premium and interest and any Additional Amounts, upon presentation of the Note Certificate or Certificates representing the Notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

               FIRST: To the payment of costs and expenses, including reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as those adjudicated in a court of competent jurisdiction to be the result of any such Indenture Trustee's negligence or bad faith;

               SECOND: To the payment of principal, any premium and interest, any Additional Amounts and any other amounts then due and owing on the Notes of such series, ratably, without preference or priority of any kind, according to the aggregate principal amounts due and payable on such Notes;

               THIRD: To the payment of any other Obligations then due and owing with respect to such series of Notes, ratably, without preference or priority of any kind; and

               FOURTH: To the payment of any remaining balance to the Issuer for distribution by the Administrator in accordance with the Trust Agreement.

          (b) Any funds collected by the Indenture Trustee where no Event of Default exists pursuant to Article 5 or otherwise under the Indenture and the applicable Supplemental Indenture, if any, in respect of Notes of a series shall be applied in the following order at the date or dates fixed by the Indenture Trustee and, in case of the distribution of such funds on account of principal, any premium and interest, and any Additional Amounts, upon presentation, if applicable, of the Note Certificate representing the Notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

               FIRST: To the payment of principal, any premium and interest, any Additional Amounts, and any other amounts then due and owing on the Notes of such series, ratably, without preference or priority of any kind, according to the aggregate principal amounts due and payable on such Notes;

               SECOND: To the payment of any other Obligations then due and owing with respect to such series of Notes, ratably, without preference or priority of any kind; and

               THIRD: To the payment of any remaining balance to the Issuer for distribution by the Administrator in accordance with the Trust Agreement.

          (c) The Indenture Trustee may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

          SECTION 5.4 SUITS FOR ENFORCEMENT. If an Event of Default has occurred, has not been waived and is continuing, the Indenture Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Indenture Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          SECTION 5.5 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS. If the Indenture Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Indenture Trustee, then and in every such case the Issuer and the Indenture Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Indenture Trustee and each Holder shall continue as though no such proceedings had been taken.

          SECTION 5.6 LIMITATIONS ON SUITS BY HOLDERS. No Holder of any Note of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless:

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holder or Holders of not less than 25% in aggregate principal amount of the Notes of such series then Outstanding shall have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as the Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby;

               (iii) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings; and

               (iv) no direction inconsistent with such written request shall have been given to the Indenture Trustee during such 60-day period by the Holder or Holders of Notes representing at least 66 2/3% of the aggregate principal amount of the Notes of such series then Outstanding;

it being understood and intended, and being expressly covenanted by each Holder of every Note of such series with each other Holder of any Note of such series and the Indenture Trustee, that no Holder or Holders of Notes of such series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of any Note of such series, or to obtain or seek to obtain priority over or preference to any other Holder of any Note of such series or to enforce any right under this Indenture, for the equal, ratable and common benefit of all the Holders of the Notes of such series. For the protection and enforcement of the provisions of this Section, each Holder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

          Notwithstanding any other provisions in this Indenture, however, the right of any Holder of any Note, which is absolute and unconditional, to receive payment of the principal of (and premium, if any), and interest on, if any, and Additional Amounts with respect to, if any, such Note, on or after the respective due dates expressed in such Note, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 5.7 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT.

          (a) Except as provided in Section 2.7, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to any Holder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          (b) No delay or omission of the Indenture Trustee or of any Holder of any Note of any series to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Indenture Trustee or to any Holder may be exercised from time to time, and as often as shall be deemed expedient, by the Indenture Trustee or by such Holder.

          SECTION 5.8   CONTROL BY THE HOLDERS.

          (a) The Holders of a majority in aggregate principal amount of the Notes of any series (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee by this Indenture, PROVIDED that:

               (i) such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; and

               (ii) subject to the provisions of Section 6.1, the Indenture Trustee shall have the right to decline to follow any such direction if the Indenture Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Indenture Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Indenture Trustee shall determine that the action or proceedings so directed would involve the Indenture Trustee in personal liability or if the Indenture Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction shall be unduly prejudicial to the interests of any Holder of any Note of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Indenture Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holder.

          (b) Nothing in this Indenture shall impair the right of the Indenture Trustee in its discretion to take any action deemed proper by the Indenture Trustee and which is not inconsistent with such direction by the Holders.

          SECTION 5.9 WAIVER OF PAST DEFAULTS. Prior to the declaration of the maturity of the Notes of any series as provided in Section 5.1, the Holder or Holders of a majority in aggregate principal amount of the Notes of such series at the time Outstanding (each such series voting as a separate class) may on behalf of the Holders of all the Notes of such series waive any past default or Event of Default hereunder and its consequences, except a default:

               (i) in the payment of principal of, any premium or interest on, or any Additional Amounts with respect to, any of the Notes of such series; or

               (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note of such series affected.

Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                                    ARTICLE 6
                              THE INDENTURE TRUSTEE

          SECTION 6.1   CERTAIN DUTIES AND RESPONSIBILITIES.

          (a) Except if an Event of Default with respect to the Notes of any series has occurred and is continuing (and has not been cured or waived), the Indenture Trustee undertakes to perform in a prudent manner such duties and only such duties with respect to such series as are specifically set forth in this Indenture. No implied covenants or obligations shall be read into this Indenture against the Indenture Trustee.

          (b) If an Event of Default with respect to the Notes of any series has occurred and is continuing (and has not been cured or waived), the Indenture Trustee shall exercise such of the rights and powers with respect to such series vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture unless a Responsible Officer of the Indenture Trustee has actual knowledge that such statements or opinions are false; provided that the Indenture Trustee must examine such certificates and opinions to determine whether they conform to the requirements of this Indenture;

               (iii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by any Responsible Officer of the Indenture

                      Trustee, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

               (iv) the Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holder or Holders of not less than a majority in principal amount of the Outstanding Notes of any affected series relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee, under this Indenture with respect to the Notes; and

               (v) no provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

          SECTION 6.2   CERTAIN RIGHTS OF THE INDENTURE TRUSTEE. Subject to
Section 6.1:

          (a) the Indenture Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer's Certificate (unless other evidence in respect thereof be herein specifically prescribed);

          (c) the Indenture Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance on such advice or Opinion of Counsel;

          (d) the Indenture Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any Holder pursuant to the provisions of this Indenture, unless such Holder shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request, order or direction;

          (e) whenever in the administration of this Indenture the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on its part, be deemed to be conclusively proved and established by an Issuer's Certificate delivered to the Indenture Trustee;

          (f) the Indenture Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

          (g) the Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holder or Holders of not less than a majority in aggregate principal amount of the Notes then Outstanding; PROVIDED that, if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if paid by the Indenture Trustee or any predecessor trustee, shall be repaid by the Issuer upon demand; and

          (h) the Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

          SECTION 6.3 NOT RESPONSIBLE FOR RECITALS, VALIDITY OF THE NOTES OR APPLICATION OF THE PROCEEDS. The recitals contained herein and in the Notes, except the Indenture Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for the correctness of the same. The Indenture Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of any of the Notes or of the proceeds thereof.

          SECTION 6.4 MAY HOLD NOTES; COLLECTIONS, ETC. The Indenture Trustee or any agent of the Issuer or the Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not the Indenture Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Indenture Trustee or such agent.

          SECTION 6.5 FUNDS HELD BY INDENTURE TRUSTEE. Subject to the provisions of Section 11.4, all funds received by the Indenture Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. The Indenture Trustee (and each of its agents and Affiliates) shall deposit all cash amounts received by it (or any such agents or Affiliates) that are derived from the series Collateral for any series of Notes for the benefit of the Holders of such series of Notes in a segregated account maintained or controlled by the Indenture Trustee, consistent with the rating of the Outstanding Notes of such series. Neither the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be under any liability for interest on any funds received by it hereunder.

          SECTION 6.6   COMPENSATION; REIMBURSEMENT; INDEMNIFICATION.

          (a)  The Issuer covenants and agrees:

               (i) to pay to the Indenture Trustee from time to time, and the Indenture Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (ii) except as otherwise provided herein, to pay or reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may arise from its negligence or bad faith; and

               (iii) to indemnify the Indenture Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder.

          (b) The obligations of the Issuer under this Section to compensate and indemnify the Indenture Trustee and to pay or reimburse the Indenture Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and any resignation or removal of the Indenture Trustee.

          (c) Following an Event of Default, such additional indebtedness shall be a senior claim to that of the Notes upon all property and funds held or collected by the Indenture Trustee as such, except funds held in trust for the benefit of the Holders of particular Notes, and the Notes are hereby subordinated to such senior claim.

          SECTION 6.7   CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          (a) There shall at all times be an Indenture Trustee hereunder which shall:

               (i) be a banking corporation authorized under its laws of incorporation and the laws of the jurisdiction in which it administers this Indenture and any Supplemental Indenture to exercise corporate trust powers, having an aggregate capital, surplus of at least $50,000,000; provided that if such banking corporation publishes reports of condition at least annually, pursuant to law or to the requirements of its Federal, State or other governmental supervisor, then for the purposes of this Section, the aggregate capital, surplus and undivided profits of such banking corporation shall be deemed to be its aggregate capital, surplus and undivided profits as set forth in its most recent report of condition so published;

               (ii) not be affiliated (as such term is defined in Rule 405 under the Securities Act) with the Issuer or with any Person involved in the organization or operation of the Issuer; and

               (iii) not offer or provide credit or credit enhancement to the Issuer.

          (b) If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 6.7(a) with respect to the Notes of any series, the Indenture Trustee shall resign immediately with respect to the Notes of such series in the manner and with the effect specified in Section 6.8.

          SECTION 6.8   RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR
TRUSTEE.

          (a) The Indenture Trustee may at any time resign with respect to one or more or all series of Notes by giving not less than 90 days' prior written notice of resignation to the Issuer and to the Holders of such Notes as provided in this Indenture. Upon receiving such notice of resignation, the Issuer shall promptly cause a successor trustee with respect to the applicable series to be appointed by written instrument in duplicate, executed by the Issuer, one copy of which instrument shall be delivered to the resigning trustee and one copy to the successor trustee of such series. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b)  If at any time:

               (i) the Indenture Trustee shall cease to be eligible in accordance with the provisions of Section 6.7(a) or any applicable Supplemental Indenture and shall fail to resign with respect to Notes of each applicable series pursuant to Section 6.7(b) or following written request therefor by the Issuer or by any such Holder pursuant to Section 6.8(c);

               (ii) the Indenture Trustee shall become incapable of acting with respect to the applicable series of Notes, or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

               (iii) The Indenture Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Notes of any series after written request therefor by the Issuer or any Holder of a Note of such series who has been a bona fide Holder of a Note of such series or at least six months;

then, in any such case, except during the existence of an Event of Default, the Issuer may remove the Indenture Trustee with respect to the applicable series and appoint a successor trustee with respect to the applicable series of Notes by written instrument, in duplicate, one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor trustee.

          (c) In addition to the right of petition given to the resigning trustee and the right of removal given to the Issuer under Sections 6.8(a) and 6.8(b), respectively, any Holder who has been a Holder of Notes for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee or the removal of the Indenture Trustee and the appointment of a successor trustee, as the case may be. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee or remove the Indenture Trustee and appoint a successor trustee, as the case may be.

          (d) The Holder or Holders of a majority of the aggregate principal amount of the Notes of each series at the time Outstanding may at any time remove the Indenture Trustee with respect to the Notes of such series and appoint a successor trustee with respect to the Notes of such series by delivering to the Indenture Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 8.1 of the action in that regard taken by a Holder.

          (e) Any resignation or removal of the Indenture Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this
               Section 6.8 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.9.

          SECTION 6.9   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE.

          (a) Every successor trustee appointed as provided in Section 6.8 shall execute, acknowledge and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 11.4, pay over to the successor trustee all funds at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

          (b) If a successor trustee is appointed with respect to the Notes of one or more (but not all) series, the Issuer, the predecessor Indenture Trustee and each successor trustee with respect to the Notes of any applicable series shall execute and deliver a Supplemental Indenture which shall contain such provisions as shall be deemed necessary or desirable to conform that all the rights, powers, trusts and duties of the predecessor Indenture Trustee with respect to the Notes of any series as to which the predecessor Indenture Trustee is not retiring shall continue to be vested in the predecessor Indenture Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such Supplemental Indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

          (c) Upon acceptance of appointment by a successor Indenture Trustee as provided in this Section 6.9, the Issuer shall notify each Holder of any Note of any applicable series. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.8. If the Issuer fails to make such notice within 10 days after acceptance of appointment by the successor Indenture Trustee, the successor Indenture Trustee shall cause such notice to be mailed at the expense of the Issuer.

          SECTION 6.10 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF INDENTURE TRUSTEE.

          (a) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee under this Indenture, PROVIDED that such corporation shall be eligible under the provisions of
               Section 6.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          (b) In case at the time such successor to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes of a series shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and, in case at that time any of the Notes of a series shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Indenture Trustee; and in all such cases such certificate shall have the full force; PROVIDED, that the right to adopt the certificate of authentication of any predecessor Indenture Trustee or to authenticate Notes of such series in the name of any predecessor Indenture Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 6.11 LIMITATIONS ON RIGHTS OF INDENTURE TRUSTEE AS CREDITOR. The Indenture Trustee shall comply with Section 311(a) of the Trust Indenture Act.

                                    ARTICLE 7
            HOLDERS LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

          SECTION 7.1 ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

          In accordance with Section 312(a) of the Trust Indenture Act, the Issuer shall furnish or cause to be furnished to the Indenture Trustee:

          (a) semi-annually with respect to Notes of each series not later than June 30 and December 31 of the year or upon such other dates as are set forth in or pursuant to a Note Certificate or Supplemental Indenture for such series, a list, in each case in such form as the Indenture Trustee may reasonably require, of the names and addresses of Holders as of the applicable date, and

          (b) at such other times as the Indenture Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished,

PROVIDED, HOWEVER, that so long as the Indenture Trustee is the Registrar no such list shall be required to be furnished.

          SECTION 7.2   PRESERVATION OF INFORMATION; COMMUNICATION TO HOLDERS.

          The Indenture Trustee shall comply with the obligations imposed upon it pursuant to Section 312 of the Trust Indenture Act. Every Holder of Notes, by receiving and holding the same, agrees with the Issuer and the Indenture Trustee that neither the Issuer, the Indenture Trustee, any Paying Agent or any Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Notes in accordance with Section 312(c) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Indenture Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

          SECTION 7.3   REPORTS BY INDENTURE TRUSTEE.

          (a) Within 60 days after May 15 of each year commencing with the first May 15 following the first issuance of Notes, if required by Section 313(a) of the Trust Indenture Act, the Indenture Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of May 15 with respect to any of the events specified in Section 313(a) of the Trust Indenture Act which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

          (b)  The Indenture Trustee shall transmit the reports required by
               Section 313(a) of the Trust Indenture Act at the time specified therein.

          (c) The Indenture Trustee shall comply with Section 313(b) of the Trust Indenture Act.

          (d) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

          (e) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Indenture Trustee with each stock exchange upon which the Notes are listed, with the Commission and the Issuer. The Issuer will notify the Indenture Trustee when any of the Notes are listed on any stock exchange.

          (f)  The Issuer shall furnish to the Indenture Trustee:

               (i) promptly after the execution and delivery of this Indenture or a Supplemental Indenture relating to the addition of Collateral, an Opinion of Counsel stating that, in the opinion of such counsel, this Indenture, and all other instruments of further assurance have been properly recorded, registered and filed to the extent necessary to make effective the Security Interest intended to be created by this Indenture, and reciting the details of such action or referring to prior opinions of counsel in which such details are given, or stating that, in the opinion of such counsel, no such action is necessary to make such Security Interests effective; and

               (ii) at least annually beginning with the year 2003, an Opinion of Counsel, dated as of such date, either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of (i) this Indenture and all Supplemental Indentures and amendments thereto, and (ii) financing statement, continuation statements or other instruments of further assurances, as is necessary to maintain the Security Interest of this Indenture and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements have been executed and filed that are necessary to preserve and protect the rights of the Holders and the Indenture Trustee hereunder, or stating that, in the opinion of such counsel, no such action is necessary to maintain such Security Interest.

          SECTION 7.4   REPORTS BY ISSUER.

          Pursuant to Section 314(a) of the Trust Indenture Act, the Issuer shall:

          (a) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or
               Section 15(d) of the Exchange Act; or, if the Issuer is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed form time to time in such rules and regulations;

          (b) file with the Indenture Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer, with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit within 30 days after the filing thereof with the Indenture Trustee, in the manner and to the extent provided in
               Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE 8
                             CONCERNING EACH HOLDER

          SECTION 8.1   EVIDENCE OF ACTION TAKEN BY A HOLDER.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by any Holder with respect to the Notes of any series may be embodied in and evidenced (i) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (ii) by the record of the Holders of Notes voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of
               Article 12, or (iii) by a combination of such instrument or instruments and any such record of such meeting of Holders. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Article. The record of any meeting of Holders of Notes shall be proved in the manner provided in Section 12.6.

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

          SECTION 8.2   PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF
NOTES.

          (a) Subject to Sections 6.1 and 6.2, the execution of any instrument by a Holder or its agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Indenture Trustee or in such manner as shall be satisfactory to the Indenture Trustee.

          (b) The ownership, principal amount and serial numbers of Notes of any series shall be proved by the Note Register for such series or by a certificate of the Indenture Trustee.

          SECTION 8.3 VOTING RECORD DATE. The Issuer may set a record date for purposes of determining the identity of each Holder of any Note of any series entitled to vote or consent to any action with respect to such series referred to in Section 8.1, which record date may be set at any time or from time to time by notice to the Indenture Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than 5 days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only a Holder of any Note of such series on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

          SECTION 8.4 PERSONS DEEMED TO BE OWNERS. The Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may deem and treat the Holder of any Note of any series of Notes as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, any premium on, and, subject to the provisions of this Indenture, any interest on, and any Additional Amounts with respect to, such Note and for all other purposes; and neither the Issuer nor the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon such Person's order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for funds payable upon any such Note.

          SECTION 8.5 NOTES OWNED BY ISSUER DEEMED NOT OUTSTANDING. In determining whether the Holders of the requisite aggregate principal amount of Notes of any or all series have concurred in any direction, consent or waiver under this Indenture, Notes of such series which are owned by the Issuer or any other obligor on the Notes with respect to which the determination is being made or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Notes with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Indenture Trustee shall be protected in relying on any such direction, consent or waiver only Notes which the Indenture Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Notes. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Indenture Trustee in accordance with such advice. Upon request of the Indenture Trustee, the Issuer shall furnish to the Indenture Trustee promptly an Issuer's Certificate listing and identifying all Notes, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections
6.1 and 6.2, the Indenture Trustee shall be entitled to accept such Issuer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are Outstanding for the purpose of any such determination.

          SECTION 8.6 RIGHT OF REVOCATION OF ACTION TAKEN; BINDING EFFECT OF ACTIONS BY HOLDERS.

          (a) At any time prior to (but not after) the evidencing to the Indenture Trustee, as provided in Section 8.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes of any or all series specified in this Indenture in connection with such action, any Holder of a Note represented by a Note Certificate the serial number of which is shown by the evidence to be included among the serial numbers of the Note Certificates representing Notes the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Note.

          (b) Any action taken by the Holders of the percentage in aggregate principal amount of the Notes of any or all series specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Indenture Trustee and the Holders of all the Notes affected by such action, of any Notes issued in exchange for any Notes affected by such action or any Notes represented by Note Certificates executed, authenticated and delivered in exchange for any Note Certificate representing any Notes affected by such action, in respective of whether or not any notation in regard of any such action is made on any applicable Note Certificate.

                                    ARTICLE 9
                             SUPPLEMENTAL INDENTURES

          SECTION 9.1   SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          (a) The Issuer and the Indenture Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (each, a "SUPPLEMENTAL INDENTURE") (which shall conform to the provisions of the Trust Indenture Act) for one or more of the following purposes without the consent of any Holder:

               (i) for the Issuer to convey, transfer, assign, mortgage or pledge to the Indenture Trustee as security for the Notes of one or more series any property or assets;

               (ii) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Indenture Trustee shall consider to be for the protection of each Holder of any Note, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; PROVIDED, that in respect of any such additional covenant, restriction, condition or provision such Supplemental Indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Indenture Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Notes of such series to waive such an Event of Default;

               (iii) to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture or Note Certificate which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture or Note Certificate; or to make such other provisions in regard to matters or questions arising under this Indenture or under any Supplemental Indenture or Note Certificate as the Issuer may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Notes in any material respect;

               (iv) to establish the form or terms of Notes of any series as permitted by Section 2.2; or

               (v) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.9.

          (b) The Indenture Trustee is hereby authorized to join with the Issuer in the execution of any such Supplemental Indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Indenture Trustee shall not be obligated to enter into any such Supplemental Indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

          (c) Any Supplemental Indenture authorized by the provisions of this section may be executed without the consent of any Holder of any Note at the time Outstanding, notwithstanding any of the provisions of Section 9.2.

          SECTION 9.2   SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          (a) With the consent (evidenced as provided in Article 8) of the Holders of not less than 66 2/3% in aggregate principal amount of the Notes at the time Outstanding of all series affected by such Supplemental Indenture (voting as a single class), the Issuer and the Indenture Trustee may, from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any Supplemental Indenture or Note Certificate or of modifying in any manner the rights of the Holders of the Notes of each such series; PROVIDED, that no such Supplemental Indenture shall:

               (i) extend the final maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or any other amount payable thereon, or impair or affect the right of any Holder to institute suit for the payment thereof without the consent of the Holder of each Note so affected or modify any redemption or repayment provisions applicable to such series of Notes;

               (ii) permit the creation of any Lien on the Collateral or any part thereof (other than the Security Interest in favor of the Indenture Trustee on behalf of the Holders) or terminate the Security Interest as to any part of the Collateral, except as permitted by this Indenture; or

               (iii) modify any of the provisions of this Section 9.2 except to increase the aforementioned percentage of Notes required to approve any Supplemental Indenture.

          (b) Upon the request of the Issuer, and upon the filing with the Indenture Trustee of evidence of the consent of each Holder and other documents, if any, required by Section 8.1 the Indenture Trustee shall join with the Issuer in the execution of such Supplemental Indenture unless such Supplemental Indenture affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Indenture Trustee may in its discretion, but shall not be obligated to, enter into such Supplemental Indenture.

          (c) It shall not be necessary for the consent of the Holders under this section to approve the particular form of any proposed Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          (d) Promptly after the execution by the Issuer and the Indenture Trustee of any Supplemental Indenture pursuant to the provisions of this Section, the Indenture Trustee shall notify the Holders of each Note of each series affected thereby, as provided in this Indenture, setting forth in general terms the substance of such Supplemental Indenture. Any failure of the Indenture Trustee to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

          SECTION 9.3 COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURE. Any Supplemental Indenture executed pursuant to the provisions of this Article shall comply with the Trust Indenture Act. Upon the execution of any Supplemental Indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Indenture Trustee, the Issuer and each Holder of Notes of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such Supplemental Indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.4 DOCUMENTS TO BE GIVEN TO INDENTURE TRUSTEE. The Indenture Trustee, subject to the provisions of Sections 6.1 and 6.2, may receive an Issuer's Certificate and an Opinion of Counsel as conclusive evidence that any such Supplemental Indenture complies with the applicable provisions of this Indenture.

          SECTION 9.5 NOTATION ON NOTE CERTIFICATES IN RESPECT OF SUPPLEMENTAL INDENTURES. Any Note Certificate of any series authenticated and delivered after the execution of any Supplemental Indenture pursuant to the provisions of this Article may bear a notation in form approved by the Indenture Trustee for such series as to any matter provided for by such

Supplemental Indenture or as to any action taken at any such meeting. If the Issuer or the Indenture Trustee shall so determine, a new Note Certificate representing Notes of any series so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any modification of this Indenture contained in any such Supplemental Indenture may be prepared by the Issuer, authenticated by the Indenture Trustee and delivered in exchange for each Note Certificate representing Notes of such series then Outstanding.

                                   ARTICLE 10
                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

          SECTION 10.1 ISSUER MAY NOT MERGE, CONSOLIDATE, SELL OR CONVEY PROPERTY. The Issuer may not consolidate with, or merge into, any Person (whether or not affiliated with the Issuer), or sell, lease or convey the property of the Issuer as an entirety or substantially as an entirety, unless:

          (a) the entity formed by such consolidation or into which the Issuer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a statutory trust organized in series under the laws of the State of Delaware or a corporation or other entity organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by a Supplemental Indenture, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to, all the Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

          (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (c) the Issuer has received written confirmation from any rating agency then rating any Notes at the request of the Issuer that such consolidation, merger, conveyance or transfer shall not cause the rating on the then outstanding Notes to be downgraded or withdrawn; and

          (d) the Issuer has delivered to the Indenture Trustee an Issuer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such Supplemental Indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                   ARTICLE 11
            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED FUNDS

          SECTION 11.1  SATISFACTION AND DISCHARGE OF INDENTURE. If at any time
(a) the Issuer shall have paid or caused to be paid all outstanding principal of, any premium and interest on, and any Additional Amounts and other amounts payable with respect to, all the Notes of any series Outstanding hereunder, as and when the same shall have become due and payable, or (b) the Issuer shall have delivered to the Indenture Trustee for cancellation all Note Certificates representing Notes of any series theretofore authenticated (other than any Note Certificate which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.7) or (c) the Issuer shall have irrevocably deposited or caused to be deposited with the Indenture Trustee as trust funds the entire amount in cash (other than funds repaid by the Indenture Trustee or any Paying Agent to the Issuer in accordance with Section 11.4) sufficient to pay at maturity all amounts payable at maturity on the Notes of such series represented by each Note Certificate not theretofore delivered to the Indenture Trustee for cancellation, including any principal, interest, premium, Additional Amounts and other amounts due or to become due to such date of maturity as the case may be, and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Note Certificates, (iii) rights of Holders to receive payments of principal of, any premium and interest on, and any Additional Amounts and other amounts payable with respect to, the Notes of such series, (iv) the rights, obligations and immunities of the Indenture Trustee hereunder and (v) the rights of each Holder as beneficiary hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them), and the Indenture Trustee, on demand of the Issuer accompanied by an Issuer's Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture. The Issuer agrees to reimburse the Indenture Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Indenture Trustee for any services thereafter reasonably and properly rendered by the Indenture Trustee in connection with this Indenture or the Notes of such series.

          SECTION 11.2 APPLICATION BY INDENTURE TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF NOTES. Subject to Section 11.4, all funds deposited with the Indenture Trustee pursuant to Section 11.1 shall be held in trust in accordance with Section 6.5 and applied by it to the payment, either directly or through any Paying Agent (including the Issuer acting as its own paying agent), to each Holder of any Note for the payment or redemption of which such funds have been deposited with the Indenture Trustee, of all sums due and to become due thereon for any principal, interest, premium, Additional Amounts or other amounts.

          SECTION 11.3 REPAYMENT OF FUNDS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to Notes of any series all funds then held by any Paying Agent under the provisions of this Indenture with respect to such series of Notes shall, upon demand of the Issuer, be repaid to the Issuer or paid to the Indenture Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such funds.

          SECTION 11.4 RETURN OF FUNDS HELD BY INDENTURE TRUSTEE AND PAYING AGENT. Any funds deposited with or paid to the Indenture Trustee or any Paying Agent for the payment of the principal of, any interest or premium on, or any Additional Amounts or any other amounts with respect to, any Note of any series and not applied but remaining unclaimed for three years after the date upon which such principal, interest, premium, Additional Amounts or any other amount shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Indenture Trustee for such series or such Paying Agent, and the Holder of such Note of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Indenture Trustee or any Paying Agent with respect to such funds shall thereupon cease.

                                   ARTICLE 12
                          MEETINGS OF HOLDERS OF NOTES

          SECTION 12.1 PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of Holders of Notes of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Notes of such series.

          SECTION 12.2  CALL, NOTICE AND PLACE OF MEETINGS.

          (a) Unless otherwise provided in a Note Certificate, the Indenture Trustee may at any time call a meeting of Holders of Notes of any series for any purpose specified in Section 12.1, to be held at such time and at such place in the City of New York or the city in which the Corporate Trust Office is located. Notice of every meeting of Holders of Notes of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in the manner provided in Section 13.4, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Issuer or the Holder or Holders of at least 10% in principal amount of the Notes of any series then Outstanding shall have requested the Indenture Trustee to call a meeting of the Holders of Notes of such series for any purpose specified in Section 12.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Indenture Trustee shall not have made the first publication or mailing of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Issuer or the Holder or Holders of Notes of such series in the amount above specified, as the case may be, may determine the time and the place in the City of New York or the city in which the Corporate Trust Office is located for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Section 12.2.

          SECTION 12.3 PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Notes of any series, a Person shall be (a) a Holder of one or more

Notes of such series then Outstanding, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Notes of such series then Outstanding by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Notes of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Indenture Trustee and its counsel and any representatives of the Issuer and its counsel.

          SECTION 12.4  QUORUM; ACTION.

          (a) The Persons entitled to vote a majority in principal amount of the Notes of a series then Outstanding shall constitute a quorum for a meeting of Holders of Notes of such series; PROVIDED, HOWEVER, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Notes of a series, then Persons entitled to vote 66 2/3% in principal amount of the Outstanding Notes of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Notes of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 12.2, except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Notes of such series which shall constitute a quorum.

          (b) Except as limited by the proviso to Section 9.2(a), any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Notes of that series; PROVIDED, HOWEVER, that, except as limited by the proviso to
               Section 9.2(a), any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Notes of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66 2/3% in principal amount of the Outstanding Notes of that series; and PROVIDED, FURTHER, that, except as limited by the proviso to Section 9.2(a), any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Notes of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Notes of such series.

          (c) Any resolution passed or decision taken at any meeting of Holders of Notes of any series duly held in accordance with this Section shall be binding on all the Holders of Notes of such series, whether or not such Holders were present or represented at the meeting.

          SECTION 12.5 DETERMINATION OF VOTING RIGHTS; CONDUCT OF ADJOURNMENT OF MEETINGS.

          (a) Notwithstanding any other provisions of this Indenture, the Indenture Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Notes of such series in regard to proof of the holding of Notes of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 8.4 and the appointment of any proxy shall be proved in the manner specified in Section
               8.2. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 8.2 or other proof.

          (b) The Indenture Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders of Notes as provided in Section 12.2(b), in which case the Issuer or the Holders of Notes of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Notes of such series represented at the meeting.

          (c) At any meeting, each Holder of a Note of such series or proxy shall be entitled to one vote for each $1,000 of principal amount of Notes of such series held or represented by such Holder or proxy; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note of such series or proxy.

          (d) Any meeting of Holders of Notes of any series duly called pursuant to Section 12.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Notes of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

          SECTION 12.6 COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of Notes of any series shall be (a) by written ballots on which shall be subscribed the signatures of the Holders of Notes of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Notes of such series held or represented by them or (b) by such other procedures adopted by the Indenture Trustee in its discretion. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Notes of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 12.2 and, if applicable, Section 12.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Issuer, and another to the Indenture Trustee to be preserved by the Indenture Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

          SECTION 13.1 NO RECOURSE. Notwithstanding anything to the contrary contained in this Indenture, or any relevant Note Certificate or Supplemental Indenture, none of the Funding Agreement Provider, its officers directors, affiliates, employees or agents, or any of the Delaware Trustee, the Trust Beneficial Owner or the Series Beneficial Owner, or any of their officers, directors, affiliates, employees or agents (the "NONRECOURSE PARTIES") will be personally liable for the payment of any principal, interest or any other sums at any time owing under the terms of the Notes. If any Event of Default shall occur with respect to the Notes of any series, the right of the Holders of the Notes and the Indenture Trustee on behalf of such Holders in connection with a claim on the Notes shall be limited solely to a proceeding against the relevant Collateral. Neither such Holders nor the Indenture Trustee on behalf of such Holders will have the right to proceed against the Nonrecourse Parties or any other series of the Issuer to enforce the Notes (except that to the extent they exercise their rights, if any, to seize the relevant Funding Agreement, they may enforce the relevant Funding Agreement against the Funding Agreement Provider) or for any deficiency judgment remaining after foreclosure of any property included in the relevant Collateral.

          It is expressly understood and agreed that nothing contained in this Section shall in any manner or way constitute or be deemed a release of the debt or other obligations evidenced by the Notes of any series or otherwise affect or impair the enforceability against the Issuer with respect to the relevant series of the Issuer of the liens, assignments, rights and Security Interests created by or pursuant to this Indenture, the relevant Collateral or any other instrument or agreement evidencing, securing or relating to the indebtedness or the obligations evidenced by the Notes of a series. Nothing in this Section shall preclude the Holders from foreclosing upon any property included in the relevant Collateral or any other rights or remedies in law or in equity against the Issuer with respect to the relevant series of the Issuer.

          Holders may not seek to enforce rights with respect to any Notes (i) by commencing any recovery or enforcement proceedings against the Issuer generally or with respect to the relevant series of the Issuer, (ii) by applying to wind up the Issuer, (iii) otherwise than through the Indenture Trustee in exercise of powers, appointing a receiver or administrator to the Issuer or any of the assets of the Issuer generally or with respect to the relevant series of the Issuer, (iv) by making any statutory demand upon the Issuer or with respect to the relevant series of the Issuer under applicable corporation law, or (v) in any other manner except as may be provided in this Indenture, and any applicable Note Certificate or Supplemental Indenture.

          SECTION 13.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND HOLDERS. Nothing in this Indenture or in the Notes, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Notes, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Notes.

          SECTION 13.3 SUCCESSORS AND ASSIGNS OF ISSUER BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

          SECTION 13.4 NOTICES AND DEMANDS ON ISSUER, INDENTURE TRUSTEE AND ANY HOLDER.

          (a) Except as otherwise provided by this Section, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Indenture Trustee or by any Holder of any Note to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Indenture Trustee) to the Delaware Trustee. Any notice, direction, request or demand by the Issuer or any Holder to or upon the Indenture Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

          (b) Where this Indenture provides for notice to any Holder, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at such Holder's last address as it appears in the applicable Note Register. In any case where notice to any Holder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to any other Holder.

          (c) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by any Holder shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          (d) If, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer and each Holder when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          SECTION 13.5 ISSUER'S CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN.

          (a) Except as otherwise expressly provided in this Indenture, upon any application or demand by the Issuer to the Indenture Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Indenture Trustee an Issuer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          (b) Each certificate or opinion provided for in this Indenture and delivered to the Indenture Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that the Person making such certificate or opinion has read such covenant or condition;

               (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (iii) a statement that, in the opinion of such Person, he has made such examination or investigation or has received such certificates, opinions, representations or statements of counsel or accountants pursuant to paragraphs (c) or
                      (d) of this Section, as are necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (iv) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

          (c) Any certificate, statement or opinion of the Issuer may be based upon a certificate or opinion of or representations by counsel, unless the Issuer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          (d) Any certificate, statement or opinion of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          (e) Any certificate or opinion of any independent firm of public accountants filed with the Indenture Trustee shall contain a statement that such firm is independent.

          SECTION 13.6 GOVERNING LAW. This Indenture and the Notes of each series shall (unless specified otherwise in the Notes of such series) be governed by, and construed in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the Issuer's ownership of and security interest in the Funding Agreements or remedies under this Indenture in respect thereof may be governed by the laws of a jurisdiction other than the State of New York. All judicial proceedings brought against the Issuer or the Indenture Trustee arising out of or relating to the Indenture, any Note or any portion of the Collateral or other assets of the Issuer may be brought in any state or federal court in the State of New York, provided that any series of Notes may specify other jurisdictions as to which the Issuer may consent to the nonexclusive jurisdiction of its courts with respect to such series of Notes.

          SECTION 13.7 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          SECTION 13.8 CONCERNING THE DELAWARE TRUSTEE. It is expressly understood and agreed by the parties that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Delaware Trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer generally or with respect to any series of the Issuer or be liable for any breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents; provided, however, that such waiver shall not affect the liability of Wilmington Trust Company (or any entity acting as successor or additional trustee) to any Person under any other agreement to the extent expressly agreed to in its individual capacity under the Trust Agreement.

          SECTION 13.9 EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 13.10 TRUST INDENTURE ACT TO CONTROL. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by
Section 318(c) thereof (each, an "INCORPORATED PROVISION"), such incorporated provision shall control.

          SECTION 13.11 JUDGMENT CURRENCY. The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that:

          (a) if for the purposes of obtaining judgment in any court it is necessary to convert the sum due in respect of the Notes of any series in the Specified Currency into a currency in which a judgment will be rendered (the "JUDGMENT CURRENCY"), the rate of exchange used (the "REQUIRED RATE OF EXCHANGE") shall be the rate at which in accordance with normal banking procedures the Indenture Trustee could purchase in The City of New York the Specified Currency with the Judgment Currency on the date on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Indenture Trustee could purchase in The City of New York the Specified Currency with the Judgment Currency on the New York Banking Day preceding the day on which final unappealable judgment is entered;

          (b) its obligations under this Indenture to make payments in the Specified Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Specified Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Specified Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Specified Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Specified Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture; and

          (c) it shall indemnify the Holder or Holders of any Note against any loss incurred as a result of any variation between:

               (i) the rate of exchange at which the Specified Currency amount is actually converted into the Judgment Currency for the purpose of that judgment or order; and

               (ii)   the Required Rate of Exchange.

For purposes of this Section, "NEW YORK BANKING DAY" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

                                   ARTICLE 14
                                SECURITY INTEREST

          SECTION 14.1  SECURITY INTEREST.

          (a) To secure the full and punctual payment of the Obligations with respect to each series of Notes in accordance with the terms thereof and to secure the performance of the Issuer's obligations under such Notes and this Indenture, the Issuer hereby pledges and collaterally assigns to and with the Indenture Trustee for the benefit of each Holder of each Note of such series and any other Person for whose benefit the Indenture Trustee is holding the applicable series Collateral, and will grant to the Indenture Trustee for the benefit of each Holder of each such Note and any other Person for whose benefit the Indenture Trustee is holding the applicable series Collateral, a security interest in the series Collateral specified in each applicable Note Certificate or in the applicable Supplemental Indenture as securing the Obligations with respect to such series of Notes, and all of the rights and privileges of the Issuer with respect to the applicable series of the Issuer in and to such series Collateral (collectively for each such series of Notes, the "SECURITY INTEREST" for such series of Notes and for all series of Notes, the "SECURITY INTERESTS"), in each case effective as of the Issue Date of the applicable Notes.

          (b) It is expressly agreed that anything therein contained to the contrary notwithstanding, the Issuer shall remain liable under each Funding Agreement to perform all the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee shall not have any obligations or liabilities by reason of or arising out of this Indenture, nor shall the Indenture Trustee be required or obligated in any manner to perform or fulfill any obligations of the Issuer under or pursuant to such Funding Agreement or to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by it, or, prior to the occurrence and continuance of an Event of Default, to present or file any claim, or to take any action to collect or enforce the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

          (c) The Indenture Trustee acknowledges the grant of each Security Interest upon the issuance of each series of Notes to which it relates, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform its duties herein to the end that the interests of each Holder of the Notes of such series and any other Person for whose benefit the Indenture Trustee is holding the applicable series Collateral may be adequately and effectively protected.

          SECTION 14.2 REPRESENTATIONS AND WARRANTIES. The Issuer represents and warrants (which representations and warranties shall be deemed to have been repeated as of the date of any Note Certificate or indenture or indentures supplemental hereto that establishes the terms of any series of Notes hereunder) as follows:

          (a) The Issuer owns or, prior to the issuance of the Notes of any series it will own, each Funding Agreement that secures the Obligations with respect to such series and all of the rest of the Collateral, free and clear of any Liens other than the Security Interest in such Collateral.

          (b) The Issuer has not performed any acts which might prevent the Indenture Trustee from enforcing any of the terms of this Indenture or which would limit the Indenture Trustee in any such enforcement. Other than financing statements or other similar or equivalent documents or instruments with respect to each Security Interest, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person

               (other than the Issuer or its agent) asserting any claim thereto or security interest therein, except that the Indenture Trustee or its designee may have possession of Collateral as contemplated hereby.

          (c) Each Security Interest constitutes a valid security interest securing the Obligations. When (i) the financing statements shall have been filed in the appropriate offices in Illinois, Delaware and New York, (ii) the Indenture Trustee or its agent shall have taken possession of each applicable Funding Agreement, (iii) the Issuer shall have pledged and collaterally assigned each applicable Funding Agreement to the Indenture Trustee and given written notice to the Funding Agreement Provider of each such assignment to the Indenture Trustee and (iv) the Funding Agreement Provider shall have given its express written consent to such pledge and collateral assignment and affirmed in writing that the Funding Agreement Provider has changed its books and records to reflect such pledge and collateral assignment to the Indenture Trustee, such Security Interest shall constitute a first priority perfected security interest in the Collateral, enforceable against the Issuer, the Issuer's creditors and any purchaser from the Issuer.

          SECTION 14.3  FURTHER ASSURANCES; COVENANTS.

          (a) The Issuer will not change its name, identity or organizational structure in any manner unless it shall have given the Indenture Trustee at least 30 days' prior notice thereof. The Issuer will not change the location of its chief executive office or chief place of business unless it shall have given the Indenture Trustee at least 30 days' prior notice thereof.

          (b) The Issuer will, from time to time and upon advice of counsel, at the Issuer's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements) that from time to time may be necessary or desirable, or that the Indenture Trustee may reasonably request, in order to create, preserve, perfect, confirm or validate a Security Interest or to enable the Holders of Notes to obtain the full benefits of this Indenture, or to enable the Indenture Trustee to exercise and enforce any of its rights, powers and remedies hereunder with respect to any Collateral. To the extent permitted by applicable law, the Issuer hereby authorizes the Indenture Trustee to execute and file financing statements or continuation statements without the Issuer's signature appearing thereon. The Issuer agrees that a carbon, photographic, photostatic or other reproduction of this Indenture or of a financing statement is sufficient as a financing statement. The Issuer shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning any Collateral.

          (c) If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of the Issuer's agents or processors, the Issuer shall notify such warehouseman, bailee, agent or processor of the Security Interest created hereby and to hold all such Collateral for the Indenture Trustee's account subject to the Indenture Trustee's instructions.

          (d) The Issuer will, promptly upon request, provide to the Indenture Trustee all information and evidence it may reasonably request concerning Collateral to enable the Indenture Trustee to enforce the provisions of this Indenture.

          (e) Not more than six months nor less than 30 days prior to each date on which the Issuer proposes to take any action contemplated by
               Section 14.3(a), the Issuer shall, at its cost and expense, cause to be delivered to the Indenture Trustee an Opinion of Counsel, satisfactory to the Indenture Trustee, to the effect that all financing statements and amendments or supplements thereto, continuation statements and other documents required to be recorded or filed in order to perfect and protect the Security Interest for a period, specified in such opinion, continuing until a date not earlier than eighteen months from the date of such opinion, against all creditors of and purchasers from the Issuer have been filed in each filing office necessary for such purpose and that all filing fees and taxes, if any, payable in connection with such filings have been paid in full.

          (f) From time to time upon request by the Indenture Trustee, the Issuer shall, at its cost and expense, cause to be delivered to the Indenture Trustee an Opinion of Counsel satisfactory to the Indenture Trustee as to such matters relating to the Security Interest as the Indenture Trustee or the Holder or Holders of not less than a majority in aggregate principal amount of the Notes then Outstanding may reasonably request.

          SECTION 14.4 GENERAL AUTHORITY. The Issuer hereby irrevocably appoints the Indenture Trustee its true and lawful attorney, with full power of substitution, in the name of the Issuer, the Indenture Trustee, the Holders of Notes or otherwise, for the sole use and benefit of the Holders of Notes, but at the Issuer's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

          (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

          (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

          (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Indenture Trustee were the absolute owner thereof, and

          (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Indenture Trustee shall give the Issuer not less than 10 days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any part of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market.

          SECTION 14.5 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default has occurred and is continuing, the Indenture Trustee may exercise on behalf of the Holders of the Notes all rights of a secured party under applicable law and, in addition, the Indenture Trustee may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) apply all cash, if any, then held by it as all or part of the Collateral as specified in Section 5.3 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Obligations in full, sell the Collateral (including each applicable Funding Agreement) or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Indenture Trustee may deem satisfactory. Any Holder may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Issuer will execute and deliver such documents and take such other action as the Indenture Trustee deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Indenture Trustee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Issuer which may be waived, and the Issuer, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale shall (A) in the case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Indenture Trustee may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Indenture Trustee may determine. The Indenture Trustee shall not be obligated to make any such sale pursuant to any such notice. The Indenture Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Indenture Trustee until the selling price is paid by the purchaser thereof, but the Indenture Trustee shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Indenture Trustee, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose a Security Interest and sell any Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

          SECTION 14.6 LIMITATION ON DUTIES OF INDENTURE TRUSTEE WITH RESPECT TO COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, the Indenture Trustee shall have no duty as to any portion of the Collateral in its possession or control or in the possession or control of any agent or bailee or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Indenture Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Indenture Trustee in good faith.

          SECTION 14.7 CONCERNING THE INDENTURE TRUSTEE. In furtherance and not in derogation of the rights, privileges and immunities of the Indenture Trustee herein specified:

          (a) The Indenture Trustee is authorized to take all such action as is provided to be taken by it as Indenture Trustee under this Article and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon any Collateral) the Indenture Trustee shall act or refrain from acting in accordance with written instructions from the Holder or Holders of the required percentage of aggregate principal amount of Notes for any instructions or, in the absence of such instructions, in accordance with its discretion.

          (b) The Indenture Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interest in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder.

          SECTION 14.8 TERMINATION OF SECURITY INTEREST. Upon the repayment in full of all Obligations relating to a series of Notes, the Security Interest shall terminate and all rights to the Collateral relating to such series shall revert to the Issuer. Upon any such termination of a Security Interest, and delivery of a certificate by the Issuer to such effect, the Indenture Trustee will, at the expense of the Issuer, execute and deliver to the Issuer such documents as the Issuer shall reasonably request to evidence the termination of the Security Interest.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

                                        ALLSTATE LIFE GLOBAL FUNDING, acting
                                        hereunder with respect to each series of the Trust

                                        By: Wilmington Trust Company,
                                            not in its individual capacity
                                            but solely as Delaware Trustee


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BANK ONE, NATIONAL ASSOCIATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                     EXHIBIT A-1


                             FORM OF GLOBAL SECURITY

                                 [FACE OF NOTE].

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

          this note is a global security within the meaning of the indenture hereinafter referred to and is registered in the name of a depositary or a nominee thereof. this security may not be exchanged in whole or in part for a security registered, and no transfer of this security in whole or in part may be registered, in the name of any person other than such depositary or a nominee thereof, except in the limited circumstances described in the indenture.

REGISTERED NO.    _______________________________   CUSIP NO.___________________

Principal Amount: $______________________________

(or principal amount of foreign or composite currency)

Interest Rate:    _______________________________

Issue Date:       _______________________________

Maturity Date:    _______________________________

Interest Payment Date(s):________________________

Redemption Provisions:___________________________

Repayment Provisions:____________________________

Survivor's Option:_______________________________

                                      A-1-1

                          ALLSTATE LIFE GLOBAL FUNDING

          For value received, ALLSTATE LIFE GLOBAL FUNDING, a statutory trust organized in series under the laws of the State of Delaware (hereinafter called the "Trust"), hereby promises to pay to Cede & Co., or registered assigns, at the Corporate Trust Office of the Indenture Trustee or such other office as may be designated pursuant to the Indenture, the principal amount stated above on the Maturity Date stated above, in such coin or currency stated above, to pay interest thereon at the Interest Rate per annum stated above (on the basis of a 360 day year of twelve 30 day months), in like coin or currency, on the Interest Payment Date(s) set forth above and on the Maturity Date (or on the date of redemption or repayment by the Trust prior to maturity pursuant to mandatory or optional redemption provisions, in each case if provided for above, in any Note Certificate or in a Supplemental Indenture) and to pay such other amounts due and owing with respect to this Note. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Note is registered
(i) if such Interest Payment Date occurs on the 15th day of a month, at the close of business on the first day (whether or not a Business Day) of the calendar month in which such Interest Payment Date occurs, (ii) if such Interest Payment Date occurs on the first day of a month, at the close of business on the 15th day (whether or not a Business Day) of the calendar month preceding the month in which such Interest Payment Date occurs, or (iii) if such Interest Payment Date occurs on any day other than the first or 15th day of the month, at the close of business on the 15th day (whether or not a Business Day) preceding such Interest Payment Date; provided that, notwithstanding the foregoing clauses
(i), (ii) and (iii), the Regular Interest Record Date with respect to the final Interest Payment Date will be the final Interest Payment Date. Unless otherwise provided for in the Indenture, at the option of the Trust, any interest, Additional Amounts or other amounts due and owing with respect to this Note may be paid by check to the registered Holder hereof entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered Holder hereof or other person entitled thereto against surrender of this Note.

          Each payment of interest on a Note shall include accrued interest from and including the Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or the day to which the principal hereof has been paid (or duly provided for), as the case may be.

          Additional Amounts shall be payable if so provided in this Note or any Supplemental Indenture applicable to this Note.

          This Global Security is one of a duly authorized issue of Notes of the Trust all issued or to be issued under and pursuant to an indenture dated as of
- (the "Indenture") duly executed by the Trust and Bank One, National Association (together with any successor thereto, called the "Indenture Trustee"), to which Indenture and all Supplemental Indentures thereto, reference is hereby made for a description of the rights, duties and immunities thereunder of the Indenture Trustee and the rights thereunder of the Holders of the Notes.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become,

                                      A-1-2
due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions permitting the Trust and the Indenture Trustee, without the consent of any Holder, to execute Supplemental Indentures for limited purposes.

          The Indenture also contains provisions permitting the Trust and the Indenture Trustee, with the consent of the Holders of not less than 662/3% in aggregate principal amount of all affected series of Notes at the time Outstanding, evidenced as in the Indenture provided, to execute Supplemental Indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or any Supplemental Indenture or modifying in any manner the rights of the Holders of the Notes; provided, that no such Supplemental Indenture shall (i) extend the final maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or any other amount payable thereon, without the consent of the Holder of each Note so affected, (ii) permit the creation of any Lien on the Collateral or any part thereof (other than a Security Interest in favor of the Indenture Trustee on behalf of the Holders) or terminate the Security Interest as to any part of the Collateral, except as permitted by the Indenture, or (iii) reduce the aforesaid percentage of Notes, the consent of the Holders of which is required for any Supplemental Indenture, without the consent of the Holder of each Outstanding Note so affected.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of, interest on, or any other amount due and owing with respect to, this Note at the places, at the respective times, at the rate, and in the coin or currency, herein prescribed.

          Upon due presentment for registration of transfer of this Global Security at the Corporate Trust Office of the Indenture Trustee located in the Borough of Manhattan, the City of New York, a new Global Security for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Trust and the Indenture Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing thereon), for the purpose of receiving payment of or on account of the principal of, any premium on, and (subject to Section 8.4 of the Indenture) interest on, and any Additional Amounts with respect to, this Note and for all other purposes, and neither the Trust nor the Indenture Trustee shall be affected by any notice to the contrary.

          No recourse under or upon any obligation, covenant or agreement of the Trust in the Indenture or any Supplemental Indenture thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Trust or of any successor corporation, either directly or through the Trust or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every incorporator,

                                      A-1-3
stockholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

          Under certain circumstances described in the Indenture, the Trust will issue Notes represented by Definitive Securities in exchange for the Global Securities. In such event, an owner of a beneficial interest in the Global Securities will be entitled to have Notes equal in aggregate principal amount to such beneficial interests registered in its name and will be entitled to physical delivery of such Notes represented by Definitive Securities. Notes so issued as Definitive Securities will be issued as registered Notes without coupons in denominations of at least $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the Trust's ownership of and security interest in the Funding Agreements or remedies under the Indenture in respect thereof may be governed by the laws of a jurisdiction other than the State of New York. All judicial proceedings brought against the Trust or the Indenture Trustee arising out of or relating to the Indenture, this Note or any portion of the Collateral or other assets of the Trust may be brought in any state or federal court in the State of New York.

          Capitalized terms used herein without definition and which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

          This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Indenture Trustee under the Indenture.

                                      A-1-4

          WITNESS THE SEAL OF THE TRUST AND THE SIGNATURE OF ITS DULY AUTHORIZED OFFICER.

                                            ALLSTATE LIFE GLOBAL FUNDING

Date:                                       By:
     ---------------------                     ---------------------------------
                                               Title

[SEAL]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      THIS IS ONE OF THE NOTES DESCRIBED IN THE WITHIN-MENTIONED INDENTURE.


                                            ------------------------------------
                                            AS TRUSTEE

                                            By:
                                               ---------------------------------
                                               Authorized Officer

                                      A-1-5

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

________________________________.

Please print or typewrite name and address including postal zip code of assignee:

________________________________________________________________________________

________________________________________________________________________________

the within Note of ALLSTATE LIFE GLOBAL FUNDING and hereby does irrevocably constitute and appoint ___________________________ Attorney to transfer the said Note on the books of the within-mentioned Trust, with full power of substitution in the premises.

Dated:_____________________

SIGN HERE _________________ NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS GLOBAL NOTE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

                                      A-1-6

                                                                     EXHIBIT A-2

                           FORM OF DEFINITIVE SECURITY

                                 [FACE OF NOTE].

                          ALLSTATE LIFE GLOBAL FUNDING

                         SENIOR SECURED MEDIUM TERM NOTE


NO.  _____________________________                  CUSIP NO. __________________

Principal Amount:     $_____________________

(or principal amount of foreign or composite currency)

Interest Rate:        ______________________

Issue Date:           ______________________

Maturity Date:        ______________________

Interest Payment Date(s):___________________

Redemption Provisions:______________________

Repayment Provisions:_______________________

Survivor's Option: _________________________

                                      A-2-1

          For value received, ALLSTATE LIFE GLOBAL FUNDING, a statutory trust organized in series under the laws of the State of Delaware (hereinafter called the "Trust"), hereby promises to pay to [________________________], or registered assigns, at the Corporate Trust Office of the Indenture Trustee or such other office as may be designated pursuant to the Indenture, the principal amount stated above on the Maturity Date stated above, in such coin or currency stated above, to pay interest thereon at the Interest Rate per annum stated above (on the basis of a 360 day year of twelve 30 day months), in like coin or currency, on the Interest Payment Date(s) set forth above and on the Maturity Date (or on the date of redemption or repayment by the Trust prior to maturity pursuant to mandatory or optional redemption provisions, in each case if provided for above, in any Note Certificate or in a Supplemental Indenture) and to pay such other amounts due and owing with respect to this Note.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which provisions shall have the same effect as if set forth hereon.

          IN WITNESS WHEREOF, the Trust has caused this Note to be signed manually or by facsimile by its duly authorized officer.

Date:                                       ALLSTATE LIFE GLOBAL FUNDING


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Notes described in the within-mentioned Indenture.

                                            BANK ONE, NATIONAL ASSOCIATION, as
                                            Indenture Trustee


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                      A-2-2

                             [REVERSE SIDE OF NOTE]

                          ALLSTATE LIFE GLOBAL FUNDING

                         SENIOR SECURED MEDIUM TERM NOTE

          The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to below, be paid to the person in whose name this Note is registered (i) if such Interest Payment Date occurs on the 15th day of a month, at the close of business on the first day (whether or not a Business Day) of the calendar month in which such Interest Payment Date occurs, (ii) if such Interest Payment Date occurs on the first day of a month, at the close of business on the 15th day (whether or not a Business
Day) of the calendar month preceding the month in which such Interest Payment Date occurs, or (iii) if such Interest Payment Date occurs on any day other than the first or 15th day of the month, at the close of business on the 15th day (whether or not a Business Day) preceding such Interest Payment Date; provided that, notwithstanding the foregoing clauses (i), (ii) and (iii), the Regular Interest Record Date with respect to the final Interest Payment Date will be the final Interest Payment Date. Unless otherwise provided for in the Indenture, at the option of the Trust, any interest, Additional Amounts or other amounts due and owing with respect to this Note may be paid by check to the registered Holder hereof entitled thereto at his last address as it appears on the registry books, and principal may be paid by check to the registered Holder hereof or other person entitled thereto against surrender of this Note.

          Each payment of interest on a Note shall include accrued interest from and including the Issue Date or from and including the last day in respect of which interest has been paid (or duly provided for), as the case may be, to, but excluding, the Interest Payment Date or the day to which the principal hereof has been paid (or duly provided for), as the case may be.

          Additional Amounts shall be payable if so provided in this Note or any Supplemental Indenture applicable to this Note.

          This Definitive Security is one of a duly authorized issue of Notes of the Trust all issued or to be issued under and pursuant to an indenture dated as of - (the "Indenture") duly executed by the Trust and Bank One, National Association (together with any successor thereto, called the "Indenture Trustee"), to which Indenture and all Supplemental Indentures thereto, reference is hereby made for a description of the rights, duties and immunities thereunder of the Indenture Trustee and the rights thereunder of the Holders of the Notes.

          In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture contains provisions permitting the Trust and the Indenture Trustee, without the consent of any Holder, to execute Supplemental Indentures for limited purposes.

                                      A-2-3

          The Indenture also contains provisions permitting the Trust and the Indenture Trustee, with the consent of the Holders of not less than 662/3% in aggregate principal amount of all affected series of Notes at the time Outstanding, evidenced as in the Indenture provided, to execute Supplemental Indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or any Supplemental Indenture or modifying in any manner the rights of the Holders of the Notes; provided, that no such Supplemental Indenture shall (i) extend the final maturity of any Note, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or any other amount payable thereon, without the consent of the Holder of each Note so affected, (ii) permit the creation of any Lien on the Collateral or any part thereof (other than a Security Interest in favor of the Indenture Trustee on behalf of the Holders) or terminate the Security Interest as to any part of the Collateral, except as permitted by the Indenture, or (iii) reduce the aforesaid percentage of Notes, the consent of the Holders of which is required for any Supplemental Indenture, without the consent of the Holder of each Outstanding Note so affected.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of, interest on, or any other amount due and owing with respect to, this Note at the places, at the respective times, at the rate, and in the coin or currency, herein prescribed.

          Upon due presentment for registration of transfer of this Definitive Security at the Corporate Trust Office of the Indenture Trustee located in the Borough of Manhattan, the City of New York, a new Definitive Security for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Trust and the Indenture Trustee may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing thereon), for the purpose of receiving payment of or on account of the principal of, any premium on, and (subject to Section 8.4 of the Indenture) interest on, and any Additional Amounts with respect to, this Note and for all other purposes, and neither the Trust nor the Indenture Trustee shall be affected by any notice to the contrary.

          No recourse under or upon any obligation, covenant or agreement of the Trust in the Indenture or any Supplemental Indenture thereto or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any past, present or future stockholder, officer or director, as such, of the Trust or of any successor corporation, either directly or through the Trust or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such personal liability of every incorporator, stockholder, officer and director, as such, being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issuance of this Note.

          Under certain circumstances described in the Indenture, the Trust will issue Notes represented by Global Securities in exchange for the Definitive Securities. In such event, an owner of a beneficial interest in the Definitive Securities will be entitled to have Notes equal in

                                      A-2-4
aggregate principal amount to such beneficial interests registered in its name and will be entitled to physical delivery of such Notes represented by Definitive Securities. Notes so issued as Definitive Securities will be issued as registered Notes without coupons in denominations of at least $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the Trust's ownership of and security interest in the Funding Agreements or remedies under the Indenture in respect thereof may be governed by the laws of a jurisdiction other than the State of New York. All judicial proceedings brought against the Trust or the Indenture Trustee arising out of or relating to the Indenture, this Note or any portion of the Collateral or other assets of the Trust may be brought in any state or federal court in the State of New York.

          Capitalized terms used herein without definition and which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

          This Note shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Indenture Trustee under the Indenture.

                                      A-2-5

                                 ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

_______________________________.

Please print or typewrite name and address including postal zip code of assignee:

________________________________________________________________________________

________________________________________________________________________________

the within Note of ALLSTATE LIFE GLOBAL FUNDING and hereby does irrevocably constitute and appoint ______________________ Attorney to transfer the said Note on the books of the within-mentioned Trust, with full power of substitution in the premises.

Dated:_____________________

SIGN HERE NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS NOTE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

                                      A-2-6

                                                                       EXHIBIT B

                      FORM OF CERTIFICATE OF AUTHENTICATION

This Note Certificate is one of the Note Certificates representing Notes described in the within-mentioned Indenture and is being issued in accordance with Section 2.5(f) of the Indenture.

                                                 BANK ONE, NATIONAL ASSOCIATION,
                                                 As Indenture Trustee


                                                 By:
                                                    ----------------------------
                                                 Authorized Signatory

                                       B-1